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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

CELLDEX THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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CELLDEX THERAPEUTICS, INC.
119 FOURTH AVENUE
NEEDHAM, MA 02494

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on December 16, 2009

To the Stockholders of
Celldex Therapeutics, Inc.

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Celldex Therapeutics, Inc. (the "Company") will be held at the Hilton Boston/Dedham Hotel, 25 Allied Drive, Dedham, MA 02026 on December 16, 2009 beginning at 9:00 a.m. local time. At the meeting, stockholders will act on the following matters:

  •
  To elect nine directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

  •
  To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2009;

  •
  Approve an amendment to our 2008 Stock Option and Incentive Plan to increase the shares reserved for issuance thereunder to 3,900,000;

  •
  Approve an amendment to our 2004 Employee Stock Purchase Plan to increase the shares reserved for issuance thereunder to 62,500; and

  •
  Any other matters that may properly come before the meeting.

        Only stockholders of record at the close of business on November 2, 2009 are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

        Your vote is important. Whether you plan to attend the meeting or not, you may vote your shares by marking, signing, dating and mailing the enclosed proxy card in the envelope provided. If you attend the meeting and prefer to vote in person, you may do so even if you have already voted your shares. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the meeting.

By Order of the Board of Directors
Avery W. Catlin Chief Financial Officer and Secretary
November 10, 2009
Needham, MA

CELLDEX THERAPEUTICS, INC.
119 FOURTH AVENUE
NEEDHAM, MA 02494

PROXY STATEMENT

        This proxy statement contains information related to the Annual Meeting of Stockholders to be held on December 16, 2009 at 9:00 a.m. local time, at the Hilton Boston/Dedham Hotel, 25 Allied Drive, Dedham, MA 02026, or at such other time and place to which the Annual Meeting may be adjourned or postponed. The enclosed proxy is solicited by the Board of Directors of Celldex Therapeutics, Inc. The proxy materials relating to the Annual Meeting are being mailed to stockholders entitled to vote at the meeting on or about November 10, 2009.

        Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 16, 2009.

        Our proxy materials including our Proxy Statement for the 2009 Annual Meeting, 2008 Annual Report to Stockholders (which contains our Annual Report on Form 10-K) and proxy card are available on the Internet at www.proxyvote.com.

 ABOUT THE MEETING

Why are we calling this Annual Meeting?

        We are calling the Annual Meeting to seek the approval of our stockholders to:

  •
  To elect nine directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

  •
  To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2009;

  •
  Approve an amendment to our 2008 Stock Option and Incentive Plan to increase the shares reserved for issuance thereunder to 3,900,000;

  •
  Approve an amendment to our 2004 Employee Stock Purchase Plan to increase the shares reserved for issuance thereunder to 62,500; and

  •
  Any other matters that may properly come before the meeting.

What are the Board's recommendations?

        Our Board of Directors believes that the election of the director nominees identified herein, the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2009, the amendment to our 2008 Stock Option and Incentive Plan to increase the shares reserved for issuance thereunder to 3,900,000 and the amendment to our 2004 Employee Stock Purchase Plan to increase the shares reserved for issuance thereunder to 62,500 are advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR these proposals.

Who is entitled to vote at the meeting?

        Only stockholders of record at the close of business on the record date, November 2, 2009, are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Holders of our common stock are entitled to one vote per share on each matter to be voted upon.

        As of the record date, we had 31,602,188 outstanding shares of common stock.

Who can attend the meeting?

        All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of your proxy card delivered to you by your broker or a legal proxy given to you by your broker and check in at the registration desk at the meeting.

        In accordance with our security procedures, you must comply with our pre-registration requirements, you must present a form of government issued photograph identification to security on the day of the Annual Meeting and you must arrive at least thirty minutes prior to the meeting in order to attend the Annual Meeting. If you are a stockholder of record and plan to attend the Annual Meeting, please contact Kathy Reamer by email at kreamer@celldextherapeutics.com or by phone at 908-454-7120 ext. 308 to register to attend the Annual Meeting. If you hold shares through an intermediary, such as a bank or broker, and you plan to attend, you must send a written request to attend either by regular mail or email, along with proof of share ownership, such as a bank or brokerage firm account statement, confirming ownership to: Celldex Therapeutics, Inc., 222 Cameron Drive, Suite 400, Phillipsburg, NJ 08865, Attn: Kathy Reamer or kreamer@celldextherapeutics.com. Attendance at the Annual Meeting will be limited to persons who pre-registered on or before December 11, 2009 who present a form of government-issued photograph identification on the day of the Annual Meeting and who arrive by 8:30 am local time.

What constitutes a quorum?

        The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of our common stock outstanding on the record date will constitute a quorum for our meeting. Signed proxies received but not voted and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

        You can vote on matters that come before the Annual Meeting by completing, dating and signing the enclosed proxy card and returning it in the enclosed postage-paid envelope.

        Your shares will be voted as you indicate on your proxy card. If you vote the enclosed proxy but you do not indicate your voting preferences, and with respect to any other matter that properly comes before the meeting, the individuals named on the proxy card will vote your shares FOR the matters submitted at the meeting, or if no recommendation is given, in their own discretion.

        If you attend the Annual Meeting and prefer to vote in person, you may do so even if you have already voted your shares by proxy.

What if I vote and then change my mind?

        You may revoke your proxy at any time before it is exercised by:

  •
  filing with the Secretary of the Company a notice of revocation;

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  sending in another duly executed proxy bearing a later date; or

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  attending the meeting and casting your vote in person.

        Your latest vote will be the vote that is counted.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

        Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

  Stockholder of Record

        If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting.

  Beneficial Owner

        If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not vote your shares or otherwise provide the stockholder of record with voting instructions, your shares may constitute broker non-votes. The effect of broker non-votes is more specifically described in "What vote is required to approve each proposal?" below.

What vote is required to approve each proposal?

        Holders of a majority of the outstanding shares entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. Pursuant to Delaware corporate law, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

        With respect to the first proposal (election of directors), directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote, and the director nominees who receive the greatest number of votes at the Annual Meeting (up to the total number of directors to be elected) will be elected. As a result, abstentions and "broker non-votes" (see below), if any, will not affect the outcome of the vote on this proposal.

        With respect to the other proposals and approval of any other matter that may properly come before the Annual Meeting, the affirmative vote of a majority of the total votes cast on these proposals, in person or by proxy, is required to approve these proposals. As a result, abstentions will have the same practical effect as a negative vote on these proposals, and "broker non-votes" (see below), if any, will not affect the outcome of the vote on these proposals.

        Holders of the common stock will not have any dissenters' rights of appraisal in connection with any of the matters to be voted on at the meeting.

What are "broker non-votes"?

        Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the meeting. If that happens, the nominees may vote those shares only on matters deemed "routine" by the New York Stock Exchange, such as the election of directors and the adoption of the increase in authorized shares of common stock. Nominees cannot vote on non-routine matters unless they receive voting instructions from beneficial holders, resulting in so-called "broker non-votes." The effect of broker non-votes on each of the proposals that will be considered at the Annual Meeting is described above and in our proxy statement.

        We believe that the proposals for the election of directors and ratification of our independent registered public accounting firm are considered to be "routine" matters, and hence we do not expect that there will be a significant number of broker non-votes on these proposals. We believe that the proposals to amend our 2008 Stock Option and Incentive Plan and our 2004 Employee Stock Purchase Plan to increase the shares reserved for issuance under such plans to 3,900,000 and 62,500, respectively, are not considered to be "routine" matter, and hence there may be a significant number of broker non-votes on these proposals.

How are we soliciting this proxy?

        We are soliciting this proxy on behalf of our Board of Directors by mail and will pay all expenses associated therewith. Some of our officers and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

PROPOSAL 1: TO ELECT NINE DIRECTORS TO SERVE UNTIL THE NEXT
ANNUAL MEETING AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY
ELECTED AND QUALIFIED

(Proposal No. 1)

        At the Annual Meeting, nine directors are to be elected. All directors of the Company hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified or their earlier resignation or removal.

        It is the intention of the persons named in the proxies for the holders of common stock to vote the proxies for the election of the nominees named below, unless otherwise specified in any particular proxy. Our management does not contemplate that the nominees will become unavailable for any reason, but if that should occur before the meeting, proxies will be voted for another nominee, or other nominees, to be selected by our Board of Directors. In accordance with our by-laws and Delaware law, a stockholder entitled to vote for the election of directors may withhold authority to vote for certain nominees for directors or may withhold authority to vote for all nominees for directors. The director nominees receiving a plurality of the votes of the holders of shares of common stock present in person or by proxy at the meeting and entitled to vote on the election of directors will be elected directors. Broker non-votes will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the seven nominees named below.

Nominees for Election

        The persons listed below have been nominated for election (the "Director Nominees") to fill the nine director positions to be elected by the holders of the common stock.

Directors	Age	Year First Became Director
Larry Ellberger (Chairman of the Board)	61	2003
Anthony Marucci (Chief Executive Officer)	47	2008
Herbert J. Conrad	77	2008
George O. Elston	45	2008
Karen Shoos Lipton	56	2001
Dr. Rajesh B. Parekh	49	2008
Harry H. Penner, Jr.	64	1997
Charles R. Schaller	73	2008
Timothy Shannon	50	2009

        The following biographical descriptions set forth certain information with respect to the Director Nominees, based on information furnished to Celldex by each Director Nominee.

Director Nominees

        Larry Ellberger. Mr. Ellberger was appointed Chairman of the Board of Directors in October 2009 and has been a director of Celldex since August 2003. He is a Founder and Principal of Healthcare Ventures Associates, Inc., a consulting firm for the pharmaceutical, biotechnology and medical device industries. He was most recently Interim Chief Executive Officer of PDI, Inc., a diversified sales and marketing services provider to the biopharmaceutical, medical device and diagnostic industries. From 2000 to 2003, he was Senior Vice President of Powderject plc. He also served as a director of Powderject. Previously Mr. Ellberger was an employee of W.R. Grace & Co. from 1995 to 1999, serving as Chief Financial Officer from 1996 and Senior Vice President, Strategic Planning and Development from 1995, and Acting Chief Executive Officer in 1997. From 1975 to 1995, Mr. Ellberger held numerous senior executive positions at American Cyanamid Company, serving the last four years as Vice President, Corporate Development. Mr. Ellberger currently serves on the Board of Directors of Transpharma, Ltd. and The Jewish Children's Museum and was formerly Chairman of the Board of Omrix BioPharmaceuticals, Inc. until its acquisition by Johnson & Johnson.

        Anthony S. Marucci was appointed as permanent President and Chief Executive Officer of Celldex in October 2008 and as a director of Celldex in December 2008. Mr. Marucci had been Executive Vice President, Corporate Development of Celldex upon consummation of the merger of Celldex Research Corporation (formerly known as Celldex Therapeutics, Inc.) ("Celldex Research") and Celldex (formerly known as AVANT Immunotherapeutics, Inc.). Mr. Marucci had been Celldex Research's Acting Chief Executive Officer since October 2007 and its Vice President, Chief Financial Officer, Treasurer and Secretary since May 2003. In addition, he was Treasurer of Medarex from December 1998 to March 2004. Mr. Marucci held a series of senior financial positions at Medarex from December 1998 to May 2003. Mr. Marucci is a member of the Board of Trustees of BioNJ and also serves as its Treasurer. Mr. Marucci received his M.B.A. from Columbia University.

        Herbert J. Conrad became a director of Celldex in 2008 upon consummation of the merger of Celldex Research (then Celldex) and Celldex (then AVANT). Mr. Conrad had been a director of Celldex Research since March 2004. Mr. Conrad is currently a director of Pharmasset, Inc., Savient Pharmaceuticals and Symphony Evolution and serves on the Medical Advisory Board of Henry Schein. He served as chairman of the board of directors of GenVec, Inc. from 1996 to 2003, where he was the Chief Executive Officer from September 1996 to December 1996. From 1960 to 1993 Mr. Conrad was with Hoffmann La Roche where he was President of the U.S. Pharmaceuticals Division from 1982 through 1993. He received B.S. and M.S. degrees from the Brooklyn College of Pharmacy and an honorary Doctorate in Humane Letters from Long Island University.

        George O. Elston became a director of Celldex in 2008 upon consummation of the merger of Celldex Research (then Celldex) and Celldex (then AVANT). Mr. Elston had been a director of Celldex Research since March 2004 and is currently the Chief Financial Officer of Optherion, Inc., a privately held biopharmaceutical company located in New Haven, CT. Mr. Elston has more than 20 years of financial and business expertise in the biotechnology and medical device industries. Before joining Optherion, Mr. Elston was with Elusys Therapeutics where he raised significant funding from government and private sources, completed multiple strategic collaborations with large pharmaceutical and biotechnology firms, and oversaw collaborations with the U.S. Department of Defense and the National Institutes of Health. Before joining Elusys, Mr. Elston was Chief Financial Officer of Trillium USA, Inc., where he established the financial and administrative functions for the company's multi-national operations. Previously, Mr. Elston was with C.R. Bard, Inc., an international manufacturer and distributor of medical devices, where he directed financial operations for multiple manufacturing facilities in several countries and successfully integrated strategic acquisitions; and with Price Waterhouse. Mr. Elston received his BBA in Public Accounting from Pace University and is a Certified Public Accountant.

        Karen Shoos Lipton. Ms. Lipton has been a director of Celldex since May 2001. Ms. Lipton was appointed Chief Executive Officer of the American Association of Blood Banks (dba AABB) in October 1994. Previously she has held senior positions at the American Red Cross since 1984, including Acting Senior Vice President, Biomedical Services (1993-1994) and Secretary and General Counsel (1990-1993). Prior to the American Red Cross, Ms. Lipton was a lawyer in private practice.

        Dr. Rajesh B. Parekh became a director of Celldex upon consummation of the merger of Celldex Research (then Celldex) and Celldex (then AVANT). Dr. Parekh had been a director of Celldex Research since March 2004 and has been a General Partner at Advent Venture Partners (UK) since 2006. Prior to joining Advent, Dr. Parekh was an Entrepreneur-in-Residence at Abingworth Management Limited (UK) from 2003-2005. Dr. Parekh has also been a Visiting Professor at the University of Oxford. He was a co-founder and served as Chief Scientific Officer and Senior Vice President of Research and Development of Oxford GlycoSciences, plc (UK) from 1988 to 2003. Dr. Parekh was also chairman of Galapagos NV (Belgium) since 2004 and currently serves on the boards of directors of seven companies including private companies in the United States and Europe and one public European company. He received his B.A. and D. Phil. degrees in Biochemistry and Molecular Medicine from the University of Oxford.

        Harry H. Penner, Jr. Mr. Penner has been a director of Celldex since January 1997 and was Chairman of Celldex prior to the consummation of the merger of Celldex Research (then Celldex) and Celldex (then AVANT). He is Chairman and Chief Executive Officer of Nascent BioScience, LLC, a firm which has been instrumental in the founding and development of a number of new biotechnology companies, including New Haven Pharmaceuticals, Inc. (of which he is currently Chairman and CEO), Rib-X Pharmaceuticals, Inc., Marinus Pharmaceuticals, Inc., RHEI Pharmaceuticals, Inc., RxGen Inc., Affinimark Technologies, Inc., and MAK Scientific. He has served as BioScience Advisor to the Governor of the State of Connecticut, and as Chair of the Connecticut Board of Governors of Higher Education, CURE, the Connecticut BioScience Cluster, and the Connecticut Technology Council. From 1993 to 2001, Mr. Penner was a director, President and CEO of Neurogen Corporation. Previously, he served as Executive Vice President of Novo Nordisk A/S from 1985 to 1993 and President of Novo Nordisk of North America, Inc. from 1988 to 1993. He serves on the boards of Altus Pharmaceuticals, Inc., Ikonisys, Inc. Rib-X, Marinus, Rhei, and RxGen. Mr. Penner holds degrees from the University of Virginia (BA), Fordham University (JD), and New York University (LLM).

        Charles R. Schaller became a director of Celldex in 2008 upon consummation of the merger of Celldex Research (then Celldex) and Celldex (then AVANT). Mr. Schaller served as Chairman of the

Board of Directors of Celldex from 2008 to 2009. Mr. Schaller had been a director of Celldex Research since November 2006. Since 1989, Mr. Schaller has been a chemical industry management consultant and, until June 2002, he served as a director of AstroPower, a publicly traded U.S. manufacturer of photo-voltaic (PV) products until being acquired by General Electric. Mr. Schaller also has been a Director of Medarex, Inc., an affiliate of Celldex Research, from 1987 to August 2009, when Medarex was acquired by Bristol-Myers Scquibb, and was Chairman of the Medarex Board of Directors from 1987 to 1997. Mr. Schaller is a graduate of Yale University and is a graduate of the program in management development at Harvard Business School.

        Timothy M. Shannon, M.D. became a director of Celldex upon the consummation of the merger between Celldex and CuraGen in October 2009. He had been a CuraGen Director since his appointment as CuraGen's President and Chief Executive Officer in September 2007. Dr. Shannon served as CuraGen's Executive Vice President and Chief Medical Officer from January 2004 until his promotion to President and Chief Executive Officer in September 2007. From September 2002 until December 2003, Dr. Shannon served as CuraGen's Senior Vice President of Research and Development. Prior to joining CuraGen, Dr. Shannon worked in positions of increasing responsibility for Bayer's Pharmaceutical Business Group, where his last position was Head and Senior Vice President of Global Medical Development. Dr. Shannon earned his B.A. in Chemistry from Amherst College and his M.D. from the University of Connecticut School of Medicine.

Family Relationships

        There are no family relationships among our Director Nominees, management and other key personnel.

The Board of Directors and Its Committees

        Board of Directors.    Celldex is currently managed by a nine member Board of Directors, each of whom is nominated for re-election at the Annual Meeting. With the exception of Messrs. Marucci and Shannon, each of the current directors and nominees are "independent" as that term is defined in the applicable NASDAQ listing standards. Our Board of Directors met nine times in 2008. With the exception of Dr. Parekh, each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors (held during the period for which such directors served on the Board of Directors) and (ii) the total number of meetings of all committees of our Board of Directors on which the Director served (during the periods for which the director served on such committee or committees). Our annual meeting of stockholders is generally held to coincide with one of the Board's regularly scheduled meetings. Celldex does not have a formal policy requiring members of the Board of Directors to attend our annual meetings, although all directors typically attend the annual meeting. Each of the then current directors attended the 2008 annual meeting of stockholders.

        Audit Committee.    The Board of Directors has established an Audit Committee currently consisting of George O. Elston, Chairman, Larry Ellberger and Harry H. Penner, Jr. Mr. Elston was appointed Chairman of the Audit Committee effective September 3, 2009 following Mr. Ellberger's resignation as Chairman of the Audit Committee. Mr. Ellberger had served as Chairman of the Audit Committee for the year ended December 31, 2008 and for the period in 2009 through September 3, 2009. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the scope and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees, and reviews the adequacy of our internal accounting controls. Each member of the Audit Committee is "independent" as that term is defined in the rules of the Securities and Exchange Commission and the applicable NASDAQ listing standards. The Board of Directors has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Committee. The Board of Directors has designated Messrs. Ellberger and Elston as "audit committee financial experts," as defined under the applicable rules of the Securities and Exchange Commission and the applicable NASDAQ listing standards. The Audit Committee met eight times during 2008. Our Board of Directors has adopted an Audit Committee Charter, which is available for viewing at www.celldextherapeutics.com.

        Compensation Committee.    The Board of Directors has established a Compensation Committee currently consisting of Dr. Rajesh B. Parekh, Chairman, Harry H. Penner, Jr. and Charles R. Schaller. The primary function of the Compensation Committee is to assist the Board of Directors in the establishment of compensation for the Chief Executive Officer and, upon her recommendation, to approve the compensation of other officers and senior employees and to approve certain other personnel and employee benefit matters. The Compensation Committee met four times during 2008. Our Board of Directors has adopted a Compensation Committee Charter, which is available for viewing at www.celldextherapeutics.com. Each member of the Compensation Committee is "independent" as that term is defined in the rules of the Securities and Exchange Commission and the applicable NASDAQ listing standards.

        Nominating and Corporate Governance Committee.    The Board of Directors has established a Nominating and Corporate Governance Committee consisting of Herbert J. Conrad, Chairman, Larry Ellberger, Karen Shoos Lipton and Charles R. Schaller. The primary function of the Nominating and Corporate Governance Committee is to assist the Board of Directors in reviewing, investigating and addressing issues regarding composition of the Board of Directors, policy and structure; membership on the committees of the Board of Directors; and other matters regarding the governance of Celldex. The Nominating and Corporate Governance Committee met once during 2008. Our Board of Directors has adopted a Nominating and Corporate Governance Charter, which is available for viewing at www.celldextherapeutics.com. Each member of the Nominating and Corporate Governance Committee is "independent" as that term is defined in the rules of the Securities and Exchange Commission and the applicable NASDAQ listing standards.

        The process followed by the Nominating and Corporate Governance Committee to identify and evaluate candidates includes (i) the review of requests from members of the Board of Directors, management, members of the Nominating and Corporate Governance Committee, stockholders and other external sources; (ii) meetings from time to time to evaluate biographical information and background material relating to potential candidates to the Board; and (iii) interviews of selected candidates by members of the Committee and the Board. All nominees must have, at a minimum, high personal and professional integrity, exceptional ability and judgment, and be effective in collectively serving the long-term interests of all stockholders. Other qualifications that may be considered by the Committee are described in the Nominating and Corporate Governance Charter.

        Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names and background to the Secretary of Celldex at the address set forth below under "Stockholder Communications." All such recommendations will be forwarded to the Nominating and Corporate Governance Committee, which will review and only consider such recommendations if appropriate biographical and other information is provided, as described below, on a timely basis. All security holder recommendations for director candidates must be submitted to Celldex not less than 120 calendar days prior to the date on which Celldex's proxy statement was released to stockholders in connection with the previous year's annual meeting, and must include the following information:

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  the name and address of record of the security holder;

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  a representation that the security holder is a record holder of Celldex's securities, or if the security holder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934;

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  the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;

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  a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for membership on the Board of Directors approved by the Board of Directors from time to time and set forth in the Nominating and Corporate Governance Committee's written charter;

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  A description of any arrangements or understandings between the security holder and the proposed director candidate; and

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  The consent of the proposed director candidate to be named in the proxy statement relating to Celldex's annual meeting of stockholders and to serve as a director if elected at such annual meeting.

        Assuming that appropriate information is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board of Directors or other persons, as described above and as set forth in its written charter.

Stockholder Communications

        The Board of Directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of Celldex is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board of Directors as he considers appropriate.

        Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board of Directors to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board of Directors than communications regarding personal grievances, ordinary business matters, and matters as to which Celldex tends to receive repetitive or duplicative communications.

        Stockholders who wish to send communications to the Board of Directors should address such communications to: The Board of Directors, Celldex Therapeutics, Inc., 119 Fourth Avenue, Needham, Massachusetts 02494, Attention: Secretary.

Code of Business Conduct and Ethics

        We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers, and employees. The purpose of the Code of Business Conduct and Ethics is to deter wrongdoing and to promote, among other things, honest and ethical conduct and to ensure to the extent possible that our business is conducted in a consistently legal and ethical manner. Our Code of Business Conduct and Ethics is publicly available on our website at www.celldextherapeutics.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver, including any implicit waiver from a provision of the Code of Business Conduct and Ethics to our Directors or Executive Officers, we will disclose the nature of such amendments or waiver on our website or in a current report on Form 8-K.

Executive Officers

        The following table sets forth certain information regarding our current executive officers(1):

Name of Individual	Age	Position and Office
Anthony S. Marucci	47	Chief Executive Officer and President
Avery W. Catlin	61	Senior Vice President, Chief Financial Officer and Secretary
Dr. Thomas Davis	45	Senior Vice President and Chief Medical Officer
Tibor Keler	51	Senior Vice President and Chief Scientific Officer

(1)
Una S. Ryan served as our Chief Executive Officer and President until her resignation on May 7, 2008. Hence, Dr. Ryan is a Named Executive Officer for purposes of the Executive Compensation disclosure herein but does not appear in the above table of current executive officers. Ronald C. Newbold served as our Senior Vice President of Business Development until his resignation on January 30, 2009 which became effective on March 1, 2009. Hence, Dr. Newbold is a Named Executive Officer for purposes of the Executive Compensation Disclosure herein but does not appear in the above table of current executive officers.

        Anthony S. Marucci was appointed as permanent President and Chief Executive Officer of Celldex in October 2008 and as a director of Celldex in December 2008. Mr. Marucci had been Executive Vice President, Corporate Development of Celldex upon consummation of the merger of Celldex Research Corporation (formerly known as Celldex Therapeutics, Inc.) ("Celldex Research") and Celldex (formerly known as AVANT Immunotherapeutics, Inc.). Mr. Marucci had been Celldex Research's Acting Chief Executive Officer since October 2007 and its Vice President, Chief Financial Officer, Treasurer and Secretary since May 2003. In addition, he was Treasurer of Medarex from December 1998 to March 2004. Mr. Marucci held a series of senior financial positions at Medarex from December 1998 to May 2003. Mr. Marucci is a member of the Board of Trustees of BioNJ and also serves as its Treasurer. Mr. Marucci received his M.B.A. from Columbia University.

        Avery W. Catlin. Mr. Catlin joined Celldex in January 2000. Prior to joining Celldex, he served as Vice President, Operations and Finance, and Chief Financial Officer of Endogen, Inc., a public life science research products company, from 1996 to 1999. From 1992 to 1996, Mr. Catlin held various financial positions at Repligen Corporation, a public biopharmaceutical company, serving the last two years as Chief Financial Officer. Earlier in his career, Mr. Catlin held the position of Chief Financial Officer at MediSense, Inc., a Massachusetts-based medical device company. Mr. Catlin holds degrees from the University of Virginia (B.A.) and Babson College (M.B.A.). Mr. Catlin is a Certified Public Accountant.

        Thomas Davis, MD became Senior Vice President and Chief Medical Officer of Celldex upon consummation of the merger of Celldex Research and Celldex. Dr. Davis was Vice President of Clinical Development and Chief Medical Officer of Celldex Research. Dr. Davis was formerly Chief Medical Officer at GenVec, and Senior Director of Clinical Science at Medarex. He has supervised clinical efforts in adult hematologic malignancies and marrow transplantation and therapeutic antibodies at the Cancer Therapy Evaluation Program (CTEP) of the National Cancer Institute (NCI) and worked with Dr. Ron Levy on the development of rituximab and idiotype vaccines at Stanford University.

        Dr. Tibor Keler became Senior Vice President and Chief Scientific Officer of Celldex upon consummation of the merger of Celldex Research and Celldex. Dr. Keler had been a founding officer of Celldex Research, serving as its Vice President, Research and Discovery and Chief Scientific Officer since May 2003. In addition, he was Senior Director of Preclinical Development and Principal Scientist at Medarex, Inc. from September 1993 to March 2004. While at Medarex, he was responsible for the development of Celldex Research's technology and products, as well as for the preclinical development and testing of numerous Medarex products now in Phase II clinical trials. Dr. Keler received his Ph.D. in Microbiology from the University of Pennsylvania.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

        We believe that the compensation of our executive officers should focus executive behavior on the achievement of near-term corporate targets as well as long-term business objectives and strategies. We reviewed the data reported in the 2007 executive compensation survey of over 400 biotechnology companies independently prepared by Aon-Radford but did not tie any aspect of compensation to any survey of peers. We believe that pay-for-performance compensation programs, which reward our executives when they achieve certain financial and business goals, create stockholder value and thus have emphasized company and individual performance in setting compensation. We use a combination of base salary, annual cash incentive compensation programs, a long-term equity incentive compensation program and a broad based benefits program to create a competitive compensation package for our executive management team. We describe below our compensation philosophy, policies and practices with respect to our Chief Executive Officer, Chief Financial Officer and our other executive officers, who are collectively referred to as our Named Executive Officers.

Administration and Objectives of Our Executive Compensation Program

        The Compensation Committee of the Board of Directors, which is comprised of non-employee directors, is responsible for establishing and administering the policies governing the compensation of Celldex's employees, including salary, bonus and stock option grants. The policy of the Compensation Committee is to compensate our employees with competitive salaries based on their level of experience and job performance. All permanent employees, including executive officers, are eligible for annual bonus awards based on achievement of Celldex's strategic corporate goals, and participation in our stock option program. The bonus awards and stock option grants are made in accordance with the Celldex Performance Incentive Plan and 2008 Stock Option and Incentive Plan. The Compensation Committee is also responsible for the administration of our 2004 Employee Stock Purchase Plan, in which employees participate on a voluntary basis.

        Our compensation committee has designed our overall executive compensation program to achieve the following objectives:

  •
  attract and retain talented and experienced executives

  •
  motivate and reward executives whose knowledge, skills and performance are critical to our success

  •
  provide a competitive compensation package that aligns the interests of our executive officers and stockholders by including a significant variable component which is weighted heavily towards performance-based rewards, based upon achievement of pre-determined goals

  •
  ensure fairness among the executive management team by recognizing the contributions each executive makes to our success

  •
  foster a shared commitment among executives by aligning Celldex's and their individual goals, and

  •
  compensate our executives to manage our business to meet our near-term and long-term objectives

        We use a mix of short-term compensation (base salaries and cash incentive bonuses) and long-term compensation (equity incentive compensation) to provide a total compensation structure that is designed to achieve these objectives. We determine the percentage mix of compensation structures that we think is appropriate for each of our executive officers. In general, the Compensation Committee believes that a substantial percentage of the compensation of our executive officers should be performance based. The Compensation Committee uses its judgment and experience and the recommendations of the chief executive officer (except for his own compensation) to determine the appropriate mix of compensation for each individual.

        In determining whether to adjust the compensation of any one of our executive officers, including our Named Executive Officers, we annually take into account the changes, if any, in the following:

  •
  market compensation levels

  •
  the contributions made by each executive officer

  •
  the performance of each executive officer

  •
  the increases or decreases in responsibilities and roles of each executive officer

  •
  the business needs for each executive officer

  •
  the relevance of each executive officer's experience to other potential employers

  •
  the readiness of each executive officer to assume a more significant role within the organization

        In addition, with respect to new executive officers, we take into account their prior base salary and annual cash incentives, their expected contribution and our business needs. We believe that our executive officers should be fairly compensated each year relative to market pay levels within our industry and that there should also be internal equity among our executive officers.

Executive Compensation Components

        In order to both attract and retain experienced and qualified executives to manage Celldex, the Compensation Committee's policy on executive compensation is to (i) pay salaries which are competitive with the salaries of executives in comparable positions in the biotechnology industry, and (ii) allow for additional compensation upon achievement of goals under the Performance Incentive Plan and through the appreciation of stock-based incentive awards. This policy is designed to have a significant portion of each executive's total compensation be tied to Celldex's progress in order to incentivize the executive to fully dedicate himself or herself to achievement of corporate goals, and to align the executive's interest with those of our stockholders through equity incentive compensation.

        Our executive compensation program is primarily composed of base salary, annual incentive cash compensation payable on an annual basis and equity compensation. In addition, we provide our executives with benefits that are generally available to our salaried employees, including medical, dental, group life and accidental death and dismemberment insurance, short- and long-term disability coverage and our 401(k) plan. Within the context of the overall objectives of our compensation programs, we determined the specific amounts of compensation to be paid to each of our executives in 2008 based on a number of factors including

  •
  our understanding of the amount of compensation generally paid by similarly situated companies to their executives with similar roles and responsibilities

  •
  the roles and responsibilities of our executives

  •
  the individual experience and skills of, and expected contributions from, our executives

  •
  the amounts of compensation being paid to our other executives

  •
  our executives' historical compensation at Celldex

        We discuss each of the primary elements of our executive compensation in detail below. While we have identified particular compensation objectives that each element of executive compensation serves, our compensation programs complement each other and collectively serve all of our executive compensation objectives described above. Accordingly, whether or not specifically mentioned below, we believe that, as a part of our overall executive compensation, each element to a greater or lesser extent serves each of our objectives.

        Base salary.    Each executive officer (except the chief executive officer whose performance is reviewed by the Compensation Committee) has an annual performance review with the chief executive officer who makes recommendations on salary increases, promotions and stock option grants to the Compensation Committee. We have historically established base salaries for each of our executives based on many factors, including average salary increases expected in the biotechnology industry in the Boston, Massachusetts and central New Jersey areas, competition in the marketplace to hire and retain executives, experiences of our Board members and leadership team with respect to salaries and compensation of executives in similarly situated companies in our industry and other similar industries, as well as additional factors which we believe enables us to hire and retain our leadership team in an extremely competitive environment. Our compensation committee annually reviews salary ranges and individual salaries for our executive officers.

        Performance Incentive Plan.    We have designed our performance plan program to reward our executive officers upon the achievement of certain annual revenue, cash flow, research, clinical development, regulatory and business development goals, as approved in advance by our compensation committee and the board of directors. The bonus award is based on achievement of Celldex's corporate goals which are set at the beginning of each fiscal year and measured against performance at the end of the year by Celldex in accordance with the Performance Incentive Plan. The corporate goals were allocated between specific product and financial performance targets. Our performance plan emphasizes pay-for-performance and is intended to closely align executive compensation with achievement of certain operating results and an increase in stockholder value. The compensation committee and the board of directors communicate the bonus criteria to employees, including the named executive officers, at the beginning of the fiscal year. The performance goals and bonus criteria established by the compensation committee under the Performance Incentive Plan are designed to require significant effort and operational success on the part of our executives and Celldex for achievement. We measure such bonus criteria against actual operating results on an annual basis.

        Following the consummation of the merger of Celldex Research (then Celldex) and Celldex (then AVANT), the Compensation Committee worked with management to set bonus goals for the Company for 2008. Among those goals were: post-merger integration of programs, personnel and budgets; finalizing the license and development agreement transaction with Pfizer or obtaining financing to ensure sufficient cash reserves through the end of 2010; developing a 2008 and 2009 operational budget and obtaining Board approval; initiating at least two new INDs in cancer and infectious disease; development, and Board approval, of a plan to build a clinical pipeline of novel monoclonal antibodies; and announce clinical activities on three lead immunotherapy products. Following the end of 2008, the Compensation Committee determined that the Company had achieved at least 85% of its stated bonus objectives. In addition, the Compensation Committee determined that several additional achievements, namely the agreement in principle to out-license the CholeraGarde and ETEC programs, the agreement in principle to sell the poultry vaccine assets, the sale of the Company's former interest in Select Vaccines, the acquisition of TLR assets from 3M Company and the on-going clinical development of those assets within three months of licensing-in resiquimod, as well as the progress of clinical development of CDX-110 with Pfizer, resulted in the Compensation Committee's determination that the Company's 2008 bonus pool should be determined as if 100% of the goals for 2008 had been achieved.

        Equity Compensation.    We also use stock options and equity-based incentive programs to attract, retain, motivate and reward our executive officers. Through our equity-based grants, we seek to align the interests of our executive officers with our stockholders, reward and motivate both near-term and long-term executive performance and provide an incentive for retention. Our decisions regarding the amount and type of equity incentive compensation and relative weighting of these awards among total executive compensation have been based on our understanding of market practices of similarly situated companies and our negotiations with our executives in connection with their initial employment or promotion.

        Our recent practice has been to grant equity-based awards to our executive officers, if any at all, on an annual basis. All such grants are subject to approval by the Compensation Committee at a regularly scheduled meeting during the year. The date of grant and the fair market value of the award are based upon the date of the Compensation Committee meeting approving such grant. When granting stock options, the Compensation Committee considers a number of factors in determining the amount of equity incentive awards, if any, to grant to our executives, including:

  •
  the existing levels of stock ownership among the executive officers relative to each other and to our employees as a whole

  •
  previous grants of stock options to such executive officers

  •
  vesting schedules of previously granted options

  •
  the performance of the executives and their contributions to our overall performance

  •
  an outside survey of stock option grants and restricted common stock awards in the biotechnology industry

  •
  an internally prepared survey of similarly situated biotechnology companies' proxy statements

  •
  personal knowledge of the Compensation Committee members regarding executive stock options and restricted common stock awards at comparable companies

  •
  the impact of stock option awards on our results of operations and

  •
  the amount and percentage of our total equity on a diluted basis held by our executives

        Equity compensation awards to our Named Executive Officers primarily consist of stock option awards. Stock option awards provide our executive officers with the right to purchase shares of our common stock at a fixed exercise price typically for a period of up to ten years, subject to continued employment with Celldex. Stock options are earned on the basis of continued service to us and generally vest over four years, beginning with 25% vesting one year after the date of grant, then pro-rata vesting primarily quarterly or monthly thereafter. All historical option grants were made at what our Compensation Committee and Board of Directors determined to be the fair market value of our shares of our common stock on the respective grant dates.

        On January 6, 2009, the Board of Directors awarded 5,868 shares of restricted stock having a fair value of $50,000 to each of Messrs. Marucci, Catlin, Keler, Davis and Newbold based on the degree of success in 2008 of integrating the businesses of Celldex Research (then known as Celldex) and Celldex (then known as AVANT) following the merger.

        In April 2007, we adopted an equity grant policy that formalizes how we grant equity awards by setting a regular schedule for grants, outlining grant approval requirements and specifying how awards are priced. We believe that this policy will enable us to avoid any option backdating issues or concerns that our awards were timed to precede or follow our release or withholding of material non-public information.

Other Benefits

        We believe that establishing competitive benefit packages for our employees is an important factor in attracting and retaining highly qualified personnel. Executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, group life and accidental death and dismemberment insurance, short- and long-term disability coverage and our 401(k) plan, in each case on the same basis as other employees. We provide a matching contribution under our 401(k) plan.

Summary Compensation Table

        The following summary compensation table reflects certain information concerning compensation for services in all capacities awarded to, earned by or paid during the years ended December 31, 2008, 2007 and 2006 to each person who served as Celldex's Chief Executive Officer, Chief Financial Officer, the three other most highly compensated executive officers employed by the Company as of December 31, 2008 and up to two additional executive officers who would have been among the most highly compensated executive officers had they been employed as of December 31, 2008 (collectively, the "Named Executive Officers").

Name and Principal Position	Years	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)		Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Anthony S. Marucci(4)	2008	302,800	137,400	50,000	(5)	675,884	—	—	4,783	1,170,867
President and Chief	2007	—	—	—		—	—	—	—	—
Executive Officer	2006	—	—	—		—	—	—	—	—
Una S. Ryan, Ph.D.(6)	2008	235,358	—	—		1,309,096	—	—	1,336,368	2,880,822
Former President and	2007	440,000	123,200	—		12,266	—	—	2,700	578,166
Chief Executive Officer	2006	415,000	73,040	1,225,000	(7)	26,250	—	—	2,700	1,741,990

Avery W. Catlin	2008	262,170	57,700	50,000	(5)	156,570	—	—	3,483	529,923
Senior Vice President And	2007	251,121	35,818	—		15,615	—	—	2,700	305,254
Chief Financial Officer	2006	241,462	21,249	—		12,088	—	—	2,680	277,479

Tibor Keler., Ph.D.(8)	2008	250,000	96,600	50,000	(5)	675,884	—	—	3,822	1,076,306
Senior Vice President And	2007	—	—	—		—	—	—	—	—
Chief Scientific Officer	2006	—	—	—		—	—	—	—	—

Thomas Davis, M.D.(9)	2008	300,000	96,600	50,000	(5)	266,926	—	—	3,886	717,412
Senior Vice President And	2007	—	—	—		—	—	—	—	—
Chief Medical Officer	2006	—	—	—		—	—	—	—	—

Ronald C. Newbold, Ph.D.(10)	2008	250,000	62,500	50,000	(5)	172,237	—	—	4,134	538,871
Senior Vice President,	2007	—	—	—		—	—	—	—	—
Business Development	2006	—	—	—		—	—	—	—	—

(1)
The amounts in the Bonus column include annual bonus amounts earned in 2008, 2007 and 2006 under Celldex's Performance Incentive Plan.

(2)
The amounts in the Option Awards column reflect the dollar amounts recognized for financial statement purposes for the fiscal years ended December 31, 2008, 2007 and 2006, in accordance with FAS 123(R), (excluding the impact of estimated forfeitures related to service-based vesting conditions), for awards pursuant the Celldex 2008 Stock Option and Incentive Plan, and thus may include amounts attributable to awards granted during and before 2008. Assumptions made in the calculation of these amounts are included in Note 3. These numbers reflect the 1-for-12 reverse stock split effected on March 7, 2008.

(3)
The amounts listed in the All Other Compensation column includes Celldex's matching contribution to the 401(k) Savings Plan of each named executive officer and premiums paid for life insurance under Celldex's nondiscriminatory group plan for each named executive officer. In addition, Dr. Ryan received a lump sum cash payment of $1,323,203, plus interest in the amount of $10,784, which was paid on November 8, 2008, as provided by her Severance Agreement.

(4)
Mr. Marucci joined Celldex on March 7, 2008 upon the consummation of the Merger. On September 25, 2008, Mr. Marucci became our President and CEO and his base salary was increased from $250,000 to $458,000 on an annualized basis.

(5)
On January 6, 2009, the Company's Board of Directors awarded to each of Messrs. Marucci, Catlin Keler, Davis and Newbold restricted shares of common stock having a value of $50,000 as a special payment for the successful integration in 2008 of the two companies post-Merger.

(6)
Dr. Ryan resigned from her position as President and Chief Executive Officer effective May 7, 2008.

(7)
This amount relates to the modification during 2006 of prior awards. See "Compensation Discussion and Analysis—Executive Compensation Components—Equity Compensation." The amount represents non-cash deferred compensation recognized under SFAS 123(R) as a result of the modification in September 2006 of Restricted Stock Unit awards made to Dr. Ryan in September 2003, November 2004 and September 2005 to provide that they vest in their entirety upon the earlier of the sale of Celldex (then known as AVANT) or Dr. Ryan's retirement at or after age 65. Insofar as Dr. Ryan reached age 65 in 2006, under SFAS 123(R) the entire unamortized fair value of the modified awards ($1,225,000) had to be recognized in 2006 even though Dr. Ryan continued to be an executive officer of the Company. The Restricted Stock Unit awards made to Dr. Ryan were settled for stock on a one-for-one basis upon the consummation of the Merger on March 7, 2008.

(8)
Dr. Keler joined Celldex on March 7, 2008 upon the consummation of the Merger.

(9)
Dr. Davis joined Celldex on March 7, 2008 upon the consummation of the Merger.

(10)
Dr. Newbold joined Celldex on March 7, 2008 upon the consummation of the Merger. Dr. Newbold served as our Senior Vice President, Business Development, through December 31, 2008. He subsequently gave notice of his resignation on January 30, 2009.

Grants of Plan-Based Awards

        The following table provides information on stock options, restricted stock units and performance stock units granted in 2008, 2007 and 2006 to each of Celldex's Named Executive Officers. The numbers below reflect the 1-for-12 reverse stock split effected on March 7, 2008.

GRANTS OF PLAN-BASED AWARDS

Estimated Future Payments Under
Equity Incentive Plan Awards

Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares Or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)(1)	Market Price on Date of Grant (#)(1)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Anthony S. Marucci	03/06/08		254,243				8.16	7.56	1,022,057
Una S. Ryan, Ph.D.	07/16/08		153,125				8.16	14.95	1,309,096
Avery W. Catlin	03/07/08		183,333				8.16	7.56	762,317
Tibor Keler, Ph.D.	03/06/08		254,243				8.16	7.56	1,022,057
Thomas Davis, M.D.	03/06/08		148,825				8.16	7.56	636,971
Ronald C. Newbold, Ph.D.(3)	03/06/08		107,485				8.16	7.56	457,886

(1)
The exercise price of the option awards differs from the market price on the date of grant. The exercise price is determined based on the average of the high and low price of Celldex's common stock on the date of grant, while the market price on the date of grant is the closing price of Celldex's common stock on that date.

(2)
The grant date fair value is generally the amount Celldex would expense in its financial statements over the award's service period, but does not include a reduction for forfeitures.

(3)
Dr. Newbold served as our Senior Vice President, Business Development, through December 31, 2008. He subsequently gave notice of his resignation on January 30, 2009.

 Outstanding Equity Awards

        The following table sets forth certain information regarding the stock option grants and stock awards to the Named Executive Officers of Celldex at the end of fiscal 2008. The numbers below reflect the 1-for-12 reverse stock split effected on March 7, 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END—DECEMBER 31, 2008

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Unexercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Anthony S. Marucci	193,525	60,718		8.16	03/06/2018
Una S. Ryan, Ph.D.	153,125			8.16	03/07/2011
Avery W. Catlin		183,333		8.16	03/07/2015
Tibor Keler, Ph.D.	193,525	60,718		8.16	03/06/2018
Thomas Davis, M.D.	34,454	114,371		8.16	03/06/2018
Ronald C. Newbold, Ph.D.(3)	20,025	87,460		8.16	03/06/2018

(1)
Options for 157,093 shares vested immediately and options for 97,150 shares vest over 24 months from the date of grant.

(2)
Options are exercisable in 25% annual increments beginning on the first anniversary of the date of grant.

(3)
Options for 157,093 shares vested immediately and options for 97,150 shares vest over 24 months from the date of grant.

(4)
Options for 24,761 shares vested immediately, options for 26,914 shares vest over 25 months from the date of grant and options for 97,150 shares vest 25% on the first anniversary of the date of grant and then pro-rata over the remaining 36-month vesting period.

(5)
Options for 14,211 shares vested immediately, options for 16,794 shares vest over 25 months from the date of grant and options for 76,480 shares vest 25% on the first anniversary of the date of grant and then pro-rata over the remaining 36-month vesting period. Dr. Newbold served as our Senior Vice President, Business Development, through December 31, 2008. He subsequently gave notice of his resignation on January 30, 2009.

 Option Exercises and Stock Vested

        The following table sets forth certain information regarding the number of option exercises in fiscal 2008 and the number of shares of restricted stock issued under the Celldex 2008 Stock Option and Incentive Plan that vested in fiscal 2008 and the corresponding amounts realized by the Named Executive Officers of Celldex. The numbers below reflect the 1-for-12 reverse stock split effected on March 7, 2008.

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)
Anthony S. Marucci	—	—	5,868	50,000
Avery W. Catlin	—	—	5,868	50,000
Tibor Keller, Ph.D.	—	—	5,868	50,000
Thomas Davis, M.D.	—	—	5,868	50,000
Ronald C. Newbold, Ph.D.	—	—	5,868	50,000

(1)
On January 6, 2009, the Board of Directors awarded 5,868 shares of restricted stock having a fair value of $50,000 to each of Messrs. Marucci, Catlin, Keler, Davis and Newbold based on the degree of success in 2008 of integrating the businesses of Celldex Research (then known as Celldex) and Celldex (then known as AVANT) following their merger. The stock awards were fully vested at grant.

Employment Agreements

        The Company became the sole shareholder of Celldex Research as the result of the Merger. Celldex Research was a party to employment agreements with each of Mr. Anthony Marucci, Dr. Tibor Keler, Dr. Thomas Davis and Dr. Ronald Newbold (who is no longer employed by the Company following his resignation on January 30, 2009). Each of the employment agreements' initial terms had expired, but the agreements renewed automatically on a year-to-year basis absent notice of termination. Mr. Marucci had served as Celldex's Executive Vice President, Corporate Development, until his appointment as interim Chief Executive Officer in July 2008 and his appointment as CEO and President in September 2008 as further described below. While serving as Executive Vice President, Corporate Development, Mr. Marucci received an annual base salary of $250,000, subject to annual review and a bonus of up to 30% of base salary, plus a special weekly bonus upon his appointment as interim CEO. His salary was increased to $458,000 upon becoming CEO and President. Dr Keler serves as Celldex's Senior Vice President and Chief Scientific Officer and receives an annual base salary of $250,000, subject to annual review and a bonus of up to 30% of base salary. Dr. Davis serves as Celldex's Senior Vice President and Chief Medical Officer and receives an annual base salary of $300,000, subject to annual review and a bonus of up to 25% of base salary. In 2008, Dr. Newbold served as Celldex's Senior Vice President, Business Development, and received an annual salary of $250,000, subject to annual review and a bonus of up to 25% of base salary.

        Each of the Celldex Research employment agreements provided for the payment of severance benefits in connection with certain terminations of service. In the event the employee's service is terminated as a result of Celldex Research's non-renewal of the agreement, by the employee for "good reason" or otherwise by Celldex Research without cause, the employee would have been entitled to one year's severance pay, subject to reduction (in the case of a non-renewal termination only) if such employee finds alternative employment during that period. Each of the agreements also included a change of control termination right in favor of the employee that would have allowed the employee to receive benefits, including a lump-sum payment of one full year's salary, continued medical benefits for two years and the acceleration of options, if such employee terminated his employment within one year following the consummation of the merger.

        The agreements included customary non-competition and non-solicitation provisions that apply during the term of employment and for a period of one year thereafter in the case of a resignation by the employee without cause or a "for cause" termination of the employee by Celldex.

        The prior employment agreements that Celldex Research had with Messrs. Davis, Keler and Marucci have been terminated and are no longer in effect. Dr. Newbold gave notice that he is terminating his employment with Celldex Research effective March 1, 2009.

        In 2008, Mr. Catlin had an agreement with the Company under which he was eligible for a severance payment of twelve months' base salary, continuation of health insurance benefits for twelve months and 100% vesting of all stock option grants in the event of his termination following a change-of-control, as defined in the Company's Stock Option and Incentive Plan.

        As of October 19, 2007, Celldex Research and Dr. Robert F. Burns, Celldex Research's former CEO, entered into a separation and mutual release agreement under which Dr. Burns' employment was terminated, effective as of February 15, 2008. As severance, Celldex Research was obligated to pay to Dr. Burns the sum of GBP 33,333.33 per month for nine consecutive months, commencing with the first payment on March 15, 2008, and a payment of GBP 100,000.00 on December 15, 2008, in each case less applicable withholdings and other customary payroll deductions. Dr. Burns is also entitled to the continuation of benefits until February 15, 2010. All of Dr. Burn's stock options became fully exercisable on February 15, 2008, and he may exercise them for up to three years following that date. Dr. Burns and Celldex Research provided one another with mutual releases under the separation and mutual release agreement.

        Effective May 7, 2008, Dr. Una S. Ryan resigned from her position as the Company's President and Chief Executive Officer and we entered into a Separation and General Release Agreement with Dr. Ryan effective July 16, 2008 ("Ryan Separation Agreement"). The Ryan Separation Agreement provides, among other things, for: (i) a lump sum cash payment of $1,323,203, plus interest in the amount of $10,784.10, which is payable on November 8, 2008; (ii) a mutual general release; (iii) payment of insurance premiums under COBRA for 18 months; (iv) reimbursement of attorneys' fees up to $30,000 and (v) vesting of options to purchase 153,125 shares of Company common stock (of the options to purchase 612,500 shares of Company common stock which had been granted to Dr. Ryan on March 7, 2008). The remainder of Dr. Ryan's options terminated as of July 16, 2008, the date of the Ryan Separation Agreement and the date of Dr. Ryan's resignation from our Board of Directors.

        Prior to her resignation, the terms of Dr. Ryan's compensation were governed by the following employment agreement, which is no longer in effect. Dr. Ryan entered into an employment agreement with the Company (the "agreement"), which was amended and restated as of August 20, 1998, amended as of December 23, 2002, September 18, 2003 and again as of October 19, 2007. The term of the agreement would have been for 13 months from the effective date of the Merger, with rolling automatic one-year extensions. If prior to a change in control (as defined in the Company's Stock Option and Incentive Plan), Dr. Ryan's employment had been terminated by the Company without cause (as defined in the agreement), Dr. Ryan would have been eligible to receive a lump sum amount equal to one year's salary, at the rate then in effect, and continuation of group health plan benefits for a period of up to twelve (12) months. If within a year after a change in control, Dr. Ryan's employment had been terminated by the Company without cause or by Dr. Ryan for good reason (as defined in the agreement), or if a change in control had occurred within one (1) year after Dr. Ryan is terminated without cause by the Company, Dr. Ryan would have been entitled to receive a lump sum amount equal to three (3) times the base amount (as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended) applicable to Dr. Ryan, less one dollar ($1.00). Such severance may have been further reduced to the extent necessary to preserve the Company's tax deduction. Further, if Dr. Ryan's employment had been terminated by the Company without cause or by Dr. Ryan for good reason at any time after the Merger, or Dr. Ryan resigned or was terminated by the Company or after the first anniversary of the Merger for any reason, the Company would have been required to pay Dr. Ryan a special retirement payment of $1,323,203.

        On July 23, 2008, the Company entered into an employment agreement ("Employment Agreement") with Anthony S. Marucci (the "Executive"). Mr. Marucci served as the Company's Executive Vice President, Corporate Development from March 7, 2008 and served as its Chief Executive Officer and President on an interim basis until September 25, 2008 when he was appointed as the Company's permanent Chief Executive Officer. The Employment Agreement provides, among other things, for: (i) an annual base salary of $250,000 (increased to $458,000 on September 25, 2008); (ii) an annual cash bonus in an amount established by the Company's Board of Directors; (iii) a weekly bonus of $3,992.31 during the period in which the Executive serves as interim Chief Executive Officer and President (which ended on September 25, 2008); (iv) a lump sum severance payment equal to 200% of the Executive's then-base salary (not including bonus) in the event that his employment is terminated without cause or he resigns "for good reason" (as defined in the Employment Agreement); and (v) accelerated vesting of any unvested Equity Awards (as defined in the Employment Agreement) and a lump sum cash payment equal to twenty four (24) times Executive's highest monthly base compensation (not including bonus) during the twenty-four month period prior to the date of termination plus the average of the annual discretionary bonuses (but not the bonuses received for serving as interim Chief Executive Officer) received by the Executive during the two full fiscal years prior to the date of termination in the event of termination without cause or resignation "for good reason" by the Executive within one year immediately following a Change in Control (as defined in the Employment Agreement). The Employment Agreement has an initial term through July 30, 2011 and shall automatically renew for additional one year terms unless either party gives ninety (90) days prior written notice of its intent not to renew.

        On January 6, 2009, the Company entered into employment agreements with Mr. Catlin and Drs. Davis, MD and Keler.

        The employment agreements between the Company and Messrs. Catlin, Davis and Keler provide, among other things, for: (i) annual base salary ($288,250 in the case of Mr. Catlin, $362,400 in the case of Dr. Davis, and $342,000 in the case of Dr. Keler); (ii) an annual discretionary bonus in an amount established by the Company's Board of Directors or the Compensation Committee thereof; (iii) a lump sum severance payment equal to 200% of the executive's then-base salary in the event that his employment is terminated without cause or he resigns "for good reason" (as defined in the employment agreement); and (iv) accelerated vesting of any unvested equity awards (as defined in the employment agreement) and a lump sum cash payment equal to twelve (12) times the executive's highest monthly base compensation (not including bonus) during the twenty-four month period prior to the date of termination plus the average of the annual discretionary bonuses received during the two full fiscal years prior to the date of termination in the event of termination without cause or resignation "for good reason" by the executive within one year immediately following a change in control (as defined in the employment agreement).

        The employment agreements have an initial term through December 31, 2011 and shall automatically renew for additional one year terms unless either party gives ninety (90) days prior written notice of its intent not to renew. The Company may terminate the employment agreements without cause, on 90-days' prior notice, or for cause, subject to a 30-day cure period in certain circumstances.

        On January 6, 2009, the Company also entered into an amended and restated employment agreement with Anthony S. Marucci, President and Chief Executive Officer, which removed references to his being "interim" Chief Executive Officer and President and conformed the initial term and other provisions so that they are coordinated with the employment agreements entered into and between the Company and Messrs. Catlin, Davis and Keler.

Pension Benefits

        None of our Named Executive Officers participate in qualified or nonqualified defined benefit plans sponsored by Celldex.

Nonqualified Deferred Compensation

        None of our Named Executive Officers are covered by a defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Potential Payments upon Termination of Employment or Change in Control

        Certain of our Named Executive Officers have and had provisions in their employment agreements regarding severance upon certain termination events or acceleration of stock options in the event of a change of control of Celldex or termination following a change of control. These severance and acceleration provisions are described in "Employment Agreements," and certain estimates of these change of control benefits are provided in the tables below.

Anthony S. Marucci

        The following table describes the potential payments and benefits upon employment termination for Anthony S. Marucci, president and chief executive officer, as if his employment had terminated as of December 31, 2008, the last business day of our latest fiscal year.

Executive benefits and payments upon termination	Voluntary resignation for no good reason	Voluntary resignation for good reason	Termination by Celldex not for cause	Termination by Celldex for cause	Voluntary termination by the executive for good reason or termination by Celldex without cause in connection with or following change of control(1)
Base salary	$—	$916,000	$916,000	$—	$916,000
Bonus	—	—	—	—	106,200
Equity Awards Acceleration	—	—	—	—	—
Continuation of Health Benefits	—	23,550	23,550	—	23,550
Total	$—	$939,550	$939,550	$—	$1,045,750

(1)
On change of control, the employee is generally entitled to a lump sum payment equal to twenty-four times the employee's highest monthly base salary payment over the prior twenty-four months plus the employee's average annual bonus over the prior twenty-month period.

 Avery W. Catlin

        The following table describes the potential payments and benefits upon employment termination for Avery W. Catlin, chief financial officer, as if his employment had terminated as of December 31, 2008, the last business day of our latest fiscal year.

Executive benefits and payments upon termination	Voluntary resignation for no good reason	Voluntary resignation for good reason	Termination By Celldex not for cause	Termination by Celldex for cause	Voluntary termination by the executive for good reason or termination by Celldex without cause in connection with or following change of control(1)
Base salary	$—	$576,500	$576,500	$—	$288,250
Bonus	—	—	—	—	46,759
Equity Awards Acceleration	—	—	—	—	—
Continuation of Health Benefits	—	16,838	16,838	—	16,838
Total	$—	$593,338	$593,338	$—	$351,847

(1)
On change of control, the employee is generally entitled to a lump sum payment equal to twenty-four times the employee's highest monthly base salary payment over the prior twenty-four months plus the employee's average annual bonus over the prior twenty-month period.

Tibor Keler, Ph.D.

        The following table describes the potential payments and benefits upon employment termination for Tibor Keler, Ph.D., chief financial officer, as if his employment had terminated as of December 31, 2008, the last business day of our latest fiscal year.

Executive benefits and payments upon termination	Voluntary resignation for no good reason	Voluntary resignation for good reason	Termination by Celldex not for cause	Termination by Celldex for cause	Voluntary termination by the executive for good reason or termination by Celldex without cause in connection with or following change of control(1)
Base salary	$—	$684,000	$684,000	$—	$342,000
Bonus	—	—	—	—	85,800
Equity Awards Acceleration	—	—	—	—	—
Continuation of Health Benefits	—	23,550	23,550	—	23,550
Total	$—	$707,550	$707,550	$—	$451,350

(1)
On change of control, the employee is generally entitled to a lump sum payment equal to twelve times the employee's highest monthly base salary payment over the prior twenty-four months plus the employee's average annual bonus over the prior twenty-month period.

 Thomas Davis, M.D.

        The following table describes the potential payments and benefits upon employment termination for Thomas Davis, M.D., chief financial officer, as if his employment had terminated as of December 31, 2008, the last business day of our latest fiscal year.

Executive benefits and payments upon termination	Voluntary resignation for no good reason	Voluntary resignation for good reason	Termination by Celldex not for cause	Termination by Celldex for cause	Voluntary termination by the executive for good reason or termination by Celldex without cause in connection with or following change of control(1)
Base salary	$—	$724,800	$724,800	$—	$362,400
Bonus	—	—	—	—	85,800
Equity Awards Acceleration	—	—	—	—	—
Continuation of Health Benefits	—	23,718	23,718	—	23,718
Total	$—	$748,518	$748,518	$—	$471,918

(1)
On change of control, the employee is generally entitled to a lump sum payment equal to twelve times the employee's highest monthly base salary payment over the prior twenty-four months plus the employee's average annual bonus over the prior twenty-month period.

Ronald C. Newbold, Ph.D.

        The following table describes the potential payments and benefits upon employment termination for Ronald C. Newbold, Ph.D., vice president, business development, as if his employment had terminated as of December 31, 2008, the last business day of our latest fiscal year.

Executive benefits and payments upon termination	Voluntary resignation for no good reason	Voluntary resignation for good reason	Termination by Celldex not for cause	Termination by Celldex for cause	Voluntary termination by the executive for good reason or termination by Celldex without cause in connection with or following change of control(1)
Base salary	$—	$250,000	$250,000	$—	$250,000
Bonus	—	—	—	—	59,688
Equity Awards Acceleration	—	—	—	—	—
Continuation of Health Benefits	—	23,718	23,718	—	23,718
Total	$—	$273,718	$273,718	$—	$333,406

(1)
On change of control, the employee is generally entitled to a lump sum payment equal to twelve times the employee's highest monthly base salary payment over the prior twenty-four months plus the employee's average annual bonus over the prior twenty-month period.

 Director Compensation

        Effective March 8, 2008, the following director non-equity compensation policy was adopted. Directors who are not employees of Celldex are each entitled to receive a retainer fee of $50,000 each fiscal year ("Annual Retainer"). The Chairman of the Board is entitled to receive an annual retainer fee of $40,000 in addition to his or her Annual Retainer and any retainer for committee service. The Chairperson of each committee of the Board of Directors is entitled to receive an annual retainer fee of $30,000 in addition to his or her Annual Retainer. Each committee member (other than the Chairperson of a committee) will receive an annual retainer of $20,000 in addition to his or her Annual Retainer. Each Director who resides outside the United States shall receive an additional stipend of $20,000. Stipends and retainers are paid in advance on a quarterly basis. The Directors shall be reimbursed for necessary travel and business expenses as incurred but will not receive any additional fees for attending meetings or calls of the Board of Directors. As of February 20, 2009, the current independent directors had the following stock options outstanding: Charles R. Schaller—26,882, Herbert J. Conrad—29,879, Larry Ellberger—29,728, George O. Elston—29,879, Karen Shoos Lipton—29,728, Rajesh B. Parekh—29,879 and Harry H. Penner, Jr.—29,728.

        This table summarizes the annual cash compensation for Celldex's non-employee directors during 2008.

DIRECTOR COMPENSATION—2008

Name	Fees Earned or Paid in Cash ($)	Stock Award ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Charles R. Schaller	139,000	—	79,496	—	—	—	218,496
Herbert J. Conrad	88,750	—	46,231	—	—	—	134,981
Larry Ellberger	83,000	—	75,089	—	—	—	158,089
George O. Elston	78,750	—	46,231	—	—	—	124,981
Karen Shoos Lipton	73,000	—	75,089	—	—	—	148,089
Dr. Rajesh B. Parekh	81,750	—	46,231	—	—	—	127,981
Harry H. Penner, Jr.	93,000	—	75,089	—	—	—	168,089

(1)
The amounts in the Option Awards column reflect the dollar amounts recognized for financial statement purposes for the fiscal year ended December 31, 2008, in accordance with FAS 123(R), (excluding the impact of estimated forfeitures related to service-based vesting conditions), for awards pursuant the Celldex 2008 Stock Option and Incentive Plan, and thus may include amounts attributable to awards granted during and before 2008 and 2007. Assumptions made in the calculation of these amounts are included in Note 3. These numbers reflect the 1-for-12 reverse stock split effected on March 7, 2008.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee of the Board of Directors was composed at various times during 2008 by the following five non-employee directors: Messrs. Rajesh B. Parekh, Harry H. Penner, Jr., Larry Ellberger and Charles R. Schaller and Ms. Karen Shoos Lipton. None of these Compensation Committee members was an officer or employee of Celldex during the year. No Compensation Committee interlocks between Celldex and another entity existed.

 COMPENSATION COMMITTEE REPORT*

        The Compensation Committee of Celldex has reviewed the Compensation Discussion and Analysis with management and based on a review of the Compensation Discussion Analysis, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Annual Report on Form 10-K.

Compensation Committee Dr. Rajesh B. Parekh, Chairman Harry H. Penner, Jr. Charles R. Schaller

*
The foregoing report of the Compensation Committee is not to be deemed "filed" with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

 REPORT OF THE AUDIT COMMITTEE*

        The undersigned members of the Audit Committee of the Board of Directors of Celldex submit this report in connection with the committee's review of the financial reports for the fiscal year ended December 31, 2008 as follows:

  1.
  The Audit Committee has reviewed and discussed with management the audited financial statements for Celldex for the fiscal year ended December 31, 2008.

  2.
  The Audit Committee has discussed with representatives of PricewaterhouseCoopers LLP the matters which are required to be discussed with them under the provisions of SAS 61. That Statement of Accounting Standards requires the auditors to ensure that the Audit Committee received information regarding the scope and results of the audit. PricewaterhouseCoopers LLP has also communicated with the Audit Committee on matters required by Rule 2-07 of Regulation S-X.

  3.
  The Audit Committee has discussed with PricewaterhouseCoopers LLP, the independent public accounting firm, the auditors' independence from management and Celldex including the matters in the written disclosures and the letter from the independent auditors required by the Independence Standards Board, Standard No. 1.

        In addition, the Audit Committee considered whether the provision of information technology services or other non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in Celldex's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the Securities and Exchange Commission.

Audit Committee
Larry Ellberger, Chairman*
Harry H. Penner, Jr.
George O. Elston

*
Following execution of the Audit Committee Report, the Audit Committee was reconstituted on September 3, 2009 with Mr. Elston serving as Chairman of the Audit Committee and Messrs. Ellberger and Penner continuing to serve as members of the Audit Committee.

*
The foregoing report of the Audit Committee is not to be deemed "soliciting material" or deemed to be "filed" with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth certain information as of November 2, 2009 with respect to the beneficial ownership of common stock of the Company by the following: (i) each of the Company's current directors; (ii) each of the Named Executive Officers; (iii) the current executive officers; (iv) all of the executive officers and directors as a group; and (v) each person known by the Company to own beneficially more than five percent (5%) of the outstanding shares of the Company's common stock.

        For purposes of the following table, beneficial ownership is determined in accordance with the applicable SEC rules and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as otherwise noted in the footnotes to the table, we believe that each person or entity named in the table has sole voting and investment power with respect to all shares of the Company's common stock shown as beneficially owned by that person or entity (or shares such power with his or her spouse). Under the SEC's rules, shares of the Company's common stock issuable under options that are exercisable on or within 60 days after November 2, 2009 ("Presently Exercisable Options") are deemed outstanding and therefore included in the number of shares reported as beneficially owned by a person or entity named in the table and are used to compute the percentage of the common stock beneficially owned by that person or entity. These shares are not, however, deemed outstanding for computing the percentage of the common stock beneficially owned by any other person or entity.

        The percentage of the common stock beneficially owned by each person or entity named in the following table is based on 31,602,188 shares of common stock outstanding as of November 2, 2009 plus any shares issuable upon exercise of Presently Exercisable Options held by such person or entity.

Name and Business Address of Beneficial Owners*	Amount and Nature of Beneficial Ownership(1)		Percentage of Common Stock(2)
Medarex, Inc.(3)	2,960,848	(4)	9.4%
Directors and Executive Officers
Charles R. Schaller	29,882	(5)	**
Herbert J. Conrad	29,879	(6)	**
Larry Ellberger	29,728	(7)	**
George O. Elston	29,879	(8)	**
Karen Shoos Lipton	30,061	(9)	**
Dr. Rajesh B. Parekh	29,879	(10)	**
Harry H. Penner, Jr.	29,728	(11)	**
Timothy Shannon	371,833	(12)	1.2
Anthony S. Marucci	304,404	(13)	**
Avery W. Catlin	53,693	(14)	**
Dr. Thomas Davis	95,738	(15)	**
Tibor Keler	247,967	(16)	**
Named Executive Officers (Other than those set forth above)
Dr. Ronald C. Newbold	113,353	(17)	**
Una S. Ryan, Ph.D	314,058	(18)	**
All Directors and Executive Officers as a group (Consisting of 12 persons)	1,282,671	(19)	3.9

*
Unless otherwise indicated, the address is c/o Celldex Therapeutics, Inc., 119 Fourth Avenue, Needham, Massachusetts 02494-2725.

**
Less than 1%.

(1)
Unless otherwise indicated, the persons shown have sole voting and investment power over the shares listed.

(2)
Common stock includes all outstanding common stock plus, as required for the purpose of determining beneficial ownership (in accordance with Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended), all common stock subject to any right of acquisition, through exercise or conversion of any security, within 60 days of the record date.

(3)
The principal business address for Medarex, Inc., a New Jersey corporation ("Medarex") is 707 State Road, Princeton, New Jersey 08540.

(4)
Represents 2,960,848 shares of common stock which Medarex acquired as a result of the Merger. Medarex may be deemed to have sole voting power and the sole power to dispose of such shares of common stock. We have been advised that to the extent that the directors of Medarex may be deemed to share the power to vote (and direct the vote of) or dispose of (or direct the disposition of) such shares of common stock owned of record by Medarex, each such director disclaims beneficial ownership of the shares of common stock owned by Medarex.

(5)
Includes 29,882 shares of common stock underlying options which are or may be exercisable as of November 2, 2009 or 60 days after such date.

(6)
Includes 29,879 shares of common stock underlying options which are or may be exercisable as of November 2, 2009 or 60 days after such date.

(7)
Includes 29,728 shares of common stock underlying options which are or may be exercisable as of November 2, 2009 or 60 days after such date.

(8)
Includes 29,879 shares of common stock underlying options which are or may be exercisable as of November 2, 2009 or 60 days after such date.

(9)
Includes 29,728 shares of common stock underlying options which are or may be exercisable as of November 2, 2009 or 60 days after such date.

(10)
Includes 29,879 shares of common stock underlying options which are or may be exercisable as of November 2, 2009 or 60 days after such date.

(11)
Includes 29,728 shares of common stock underlying options which are or may be exercisable as of November 2, 2009 or 60 days after such date.

(12)
Includes 292,936 shares of common stock underlying options which are or may be exercisable as of November 2, 2009 or 60 days after such date.

(13)
Includes 298,536 shares of common stock underlying options which are or may be exercisable as of November 2, 2009 or 60 days after such date.

(14)
Includes 45,834 shares of common stock underlying options which are or may be exercisable as of November 2, 2009 or 60 days after such date.

(15)
Includes 89,870 shares of common stock underlying options which are or may be exercisable as of November 2, 2009 or 60 days after such date.

(16)
Includes 242,099 shares of common stock underlying options which are or may be exercisable as of November, 2009 or 60 days after such date.

(17)
Includes 107,485 shares of common stock issuable upon exercise of Presently Exercisable Options. Mr. Newbold resigned on January 30, 2009 and his employment with us terminated effective March 1, 2009. The information on the table is based solely upon data derived from publicly filed forms reporting his beneficial ownership and to the extent that this individual is no longer required to file forms reporting his beneficial ownership such information may not be correct.

(18)
Includes 138,125 shares of common stock issuable upon exercise Presently Exercisable Options. Includes 83,333 Restricted Stock Units, which are fully vested and were settled for stock on a one-for-one basis upon the consummation of the Merger on March 7, 2008. Includes 89,934 shares of common stock owned directly by Dr. Ryan and 2,666 shares owned by Dr. Ryan's husband, of which Dr. Ryan disclaims beneficial ownership. Dr. Ryan's employment with the Company terminated as of May 7, 2008 and she resigned from the Company's Board of Directors effective July 16, 2008. The information on the table is based solely upon data derived from publicly filed forms reporting her beneficial ownership and to the extent that this individual is no longer required to file forms reporting her beneficial ownership such information may not be correct.

(19)
Please refer to footnotes 5 - 16.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Celldex's directors and executive, officers, and persons who are beneficial owners of more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). These persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us, and written representations that no other reports were required during the fiscal year ended December 31, 2008, all Section 16(a) filing requirements applicable to such persons were satisfied, except for the filing of a Form 3 by Thomas Davis on March 25, 2008 which should have been filed no later than March 17, 2008, the filing of a Form 3 by Lorantis Holdings Ltd. on March 20,, 2008 which should have been filed no later than March 17, 2008, the filing of a Form 4 by Lorantis Holdings Ltd. on May 14, 2008, which reported a transaction which took place on April 7, 2008 and the filing of a Form 4 on September 23, 2008, which reported three transactions by an entity of which Dr. Rajesh Parekh was a related party, which took place between September 8 - 10, 2008. Dr. Parekh disclaimed beneficial ownership of those shares.

Transactions with Related Persons

        It is our policy that all employees and directors, as well as their family members, must avoid any activity that is or has the appearance of conflicting with Celldex's business interest. This policy is included in our Code of Business Conduct and Ethics. All directors and officers of Celldex complete a directors and officers questionnaire at the beginning of each year, in which they are asked to disclose family relationships and other related party transactions. Our Audit Committee must review and approve all related party transactions, as defined in Item 404 of Regulation S-K. Our Audit Committee's procedures for reviewing related party transactions are not in writing. In fiscal 2008, there were no related party transactions. Charles Schaller is a former independent director of Medarex, Inc. which is a principal shareholder of the Company. Medarex also has contractual relationships with the Company. Mr. Schaller does participate in the review or approval of any matter in which Medarex has a material interest.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES

 PROPOSAL 2: RATIFY THE APPOINTMENT OF
PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2009

(Proposal No. 2)

        The Audit Committee has reappointed PricewaterhouseCoopers LLP as our independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2009, and has further directed that management submit their selection of independent registered public accounting firm for ratification by our stockholders at the Annual Meeting of Stockholders. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as public registered accounting firm.

Principal Accountant Fees and Services

Audit Fees

        Represents fees for professional services provided in connection with the audit of Celldex's annual audited financial statements and reviews of Celldex's quarterly financial statements, advice on accounting matters directly related to the audit and audit services provided in connection with other statutory or regulatory filings. Fees, including out of pocket expenses, for the fiscal year 2008 audit, including assurance services provided in connection with the assessment and testing of internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, quarterly reviews of Forms 10-Q during fiscal year 2008 and in connection with the Merger completed in 2008 were $608,663.

Audit-Related Fees

        Audit-related fees are for assurance and other activities not explicitly related to the audit of Celldex's financial statements, and consisted principally of fees for consultations concerning financial accounting and reporting standards. There were no audit-related fees billed by PricewaterhouseCoopers LLP for fiscal 2008.

Tax Fees

        Tax fees are associated with tax compliance, tax advice, tax planning and tax preparation services. In 2008 and 2007, we engaged another public accounting firm to perform these services.

All Other Fees

        Other fees of $1,500 were billed by PricewaterhouseCoopers LLP in fiscal years 2008.

        The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. The Audit Committee has established a policy regarding pre-approval of all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to Celldex by the independent auditor. However, the pre-approval requirement may be waived with respect to the provision of non-audit services for Celldex if the "de minimus" provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied.

        The Audit Committee has considered whether the provision of Audit-Related Fees, Tax Fees, and all other fees as described above is compatible with maintaining PricewaterhouseCoopers, LLP's independence and has determined that such services for fiscal years 2008, 2007 and 2006 were compatible. All such services were approved by the Audit Committee pursuant to Rule 2-01 of Regulation S-X under the Exchange Act to the extent that rule was applicable.

        The Audit Committee is responsible for reviewing and discussing the audit financial statements with management, discussing with the independent registered public accountants the matters required in Auditing Standards No. 61, receiving written disclosures from the independent registered public accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants' communications with the Audit Committee concerning independence and discussing with the independent registered public accountants their independence, and recommending to the board of directors that the audit financial statements be included in the company's annual report of Form 10-K.

Changes in Independent Accountants

        On March 7, 2008, the Company completed the merger of Callisto Merger Corporation ("Merger Sub"), a wholly owned subsidiary of Celldex (then AVANT) with and into Celldex Research (then Celldex), a privately-held company (the "Merger"). Pursuant to the terms of the Merger, shares of Celldex's common stock were issued to the shareholders of Celldex Research and Celldex Research became a wholly-owned subsidiary of Celldex. The Merger was accounted for using the purchase method of accounting and was treated as an acquisition by Celldex Research of Celldex with Celldex Research being considered the accounting acquirer based on the application of criteria specified in Statement of Financial Accounting Standards ("SFAS") No. 141, Business Combination, ("SFAS 141"), even though Celldex was the issuer of common stock and the surviving legal entity in the transaction. Because Celldex Research was determined to be the acquirer for accounting purposes, the historical financial statements of Celldex Research became the historical financial statements of the combined company as of the closing of the Merger.

        Celldex Research's financial statements for 2006 and 2007 were audited by Ernst & Young LLP ("E&Y"). Since 1994, Celldex's financial statements were audited by PricewaterhouseCoopers LLP ("PwC"). As of March 7, 2008, the effective date of the Merger, the Audit Committee of the Company authorized PwC to continue as Celldex's independent accountants for 2008. The Staff of the Securities and Exchange Commission takes the position that in a transaction such as the Merger, there is always a change of independent accountants (unless the same firm had served as the independent accountants of both the acquiring and the acquired companies). Accordingly, Celldex filed a Current Report on Form 8-K on June 9, 2008 to report that when Celldex's Audit Committee authorized PwC continue as Celldex's independent accountants, as a technical matter that authorization resulted in E&Y being "dismissed" as Celldex Research's independent accountants.

        During the past two years, E&Y's report on the financial statements of Celldex Research did not contain an adverse opinion or disclaimer of opinion, was not qualified or modified as to uncertainty, audit scope or accounting principles.

        During the two fiscal years preceding the "dismissal" of E&Y:

  •
  There were no disagreements between Celldex Research or Celldex and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

  •
  None of the "reportable events" listed in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K promulgated by the Securities and Exchange Commission ("Item 304") occurred, except as set forth below.

  •
  Response to paragraph (a)(1)(v)(A) of Item 304—On May 7, 2008, E&Y reported to Celldex's management and Audit Committee that it had noted the following material weaknesses in Celldex Research's internal control over financial reporting: (i) during 2007, Celldex Research did not maintain an effective segregation of duties (specifically, certain authority and responsibility were not appropriately assigned and delegated to employees within the organization); and (ii) during 2007, Celldex Research did not maintain effective internal control over the financial statement closing process (specifically, Celldex Research did not maintain formal, written policies and procedures governing the financial close and reporting process to ensure an accurate and timely financial statement closing process). The latter control deficiency resulted in misstatements to general and administrative expense, research and development expense and accrued liability accounts and related financial statement disclosures. Management of Celldex had already noted those material weaknesses as of March 31, 2008, and there was no disagreement with E&Y concerning these matters. These material weaknesses were discussed with Celldex's Audit Committee. Celldex has authorized E&Y to respond fully to the inquiries of the successor accountant with respect to these matters, without limitations.

        Celldex provided E&Y with a copy of the disclosures that Celldex made in its current report on Form 8-K and which is repeated herein in response to Item 304 and requested that E&Y furnish to Celldex a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by Celldex in response to Item 304 and, if not, stating the respects in which it does not agree. Celldex filed the letter received from E&Y in response to that request as an exhibit to the Current Report on Form 8-K filed with the Commission on June 9, 2008.

        As discussed above, when Celldex's Audit Committee authorized PwC to continue as Celldex's independent accountants, PwC became engaged as Celldex's independent registered public accounting firm as of March 7, 2008. During the two most recent fiscal years and through March 7, 2008, Celldex Research had not consulted with PwC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Celldex Research's financial statements, and neither a written report was provided to Celldex Research nor oral advice was provided that PwC concluded was an important factor considered by Celldex Research in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE INDEPDENT REGISTERED PUBLIC ACCOUNTING FIRM

 PROPOSAL 3: AMEND THE
2008 STOCK OPTION AND INCNETIVE PLAN

(Proposal No. 3)

        Stockholders are requested in this Proposal 3 to approve the following amendment to our 2008 Stock Option and Incentive Plan (the "2008 Plan"). As a result of the merger between Celldex and CuraGen in the fourth quarter of 2009, we have an expanded employee base. Approval of the amendment to the 2008 Plan is intended to ensure that we have sufficient shares reserved for issuance under the 2008 Plan to provide incentives to our expanded participant base.

        On October 21, 2009, the Compensation Committee of the Board of Directors approved an amendment to the 2008 Plan, subject to approval at the Annual Meeting by our stockholders, to increase the number of shares reserved for issuance thereunder by 2,400,000.

        Immediately below is a summary of the existing 2008 Plan and a discussion of the federal income tax consequences of the issuance and exercise of incentives under the 2008 Plan to recipients and to us. This summary of the existing 2008 Plan is qualified entirely by reference to the complete text of the 2008 Plan, a copy of which is attached to this proxy statement as Annexure A.

Description of Existing 2008 Plan

        On October 19, 2007, our Board of Directors adopted the 2008 Plan and on March 7, 2008 our stockholders approved the 2008 Plan. The number of shares reflects the 1-for-12 reverse stock split effected on March 7, 2008.

        The 2008 Plan may be administered by the Board of Directors, or the compensation committee or similar committee of the Board of Directors (the "administrator"). The administrator, at its discretion, may grant a variety of stock incentive awards based on our Common Stock. Awards under the 2008 Plan include stock options (both incentive options and non-qualified options), stock appreciation rights, restricted stock, deferred stock, cash-based awards, performance shares, unrestricted stock and dividend equivalent rights. These awards are described in greater detail below.

        The maximum number of shares of Common Stock that can be issued under the 2008 Plan is 1,500,000 shares, of which no more than 375,000 shares will be available for grants in the form of restricted stock, deferred stock, performance shares or unrestricted stock. Based solely upon the closing price of the Common Stock as reported by NASDAQ on November 2, 2009, the maximum aggregate market value of the securities to be issued under the 2008 Plan would be $6,450,000. The shares issued by Celldex under the 2008 Plan may be authorized but unissued shares, or shares reacquired by Celldex. To the extent that awards under the 2008 Plan are forfeited, canceled or otherwise terminated, the shares of Common Stock represented by such awards may be the subject of subsequent awards under the 2008 Plan.

        For years, we have successfully used stock options to attract, retain and motivate employees in a highly competitive marketplace. Option grants have been given to a broad base of employees and named executive officers. We believe that our stock option program has been very successful over the years in motivating employees while enhancing shareholder value therefore it is very valuable to us that we be able to continue offering option grants.

        To ensure that certain awards under the 2008 Plan, including restricted stock, deferred stock, cash-based awards and performance shares, qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the 2008 Plan provides that the administrator may require that vesting or grants of such awards be conditioned on the satisfaction of performance criteria that may include any of the following: (i) our return on equity, assets, capital or investment, (ii) our pre-tax or after-tax profit levels or that of any subsidiary, division, operating unit or business segment, or any combination of the foregoing; (iii) cash flow, funds from operations, year-end cash and equivalents balance or similar measure; (iv) total shareholder return; (v) changes in the market price of our stock; (vi) sales or market share; (vii) earnings per share; (viii) partnerships, collaborations, joint ventures, alliances and similar arrangements involving us; (ix) mergers, acquisitions and business combinations of or by us; or (x) our rights to intellectual property and scientific discoveries. The administrator will select the particular performance criteria within 90 days following the commencement of a performance cycle. Subject to adjustments for stock splits and similar events, the maximum award granted to any one individual that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code will not exceed 250,000 shares of common stock in any performance cycle. For stock options or stock appreciation rights, no more than 333,333 shares may be granted to any one individual during any calendar year period.

        Plan Administration.    The 2008 Plan is administered by our board of directors or by the compensation committee or a similar committee of the board of directors. The administrator of the 2008 Plan has full power and authority to select the participants to whom awards will be granted, to make any combination of awards to participants, to accelerate the exercisability or vesting of any award and to determine the specific terms and conditions of each award, subject to the provisions of the 2008 Plan. The administrator may delegate to the Chief Executive Officer the authority to grant awards to employees, other than Covered Employees, provided that the administrator fixes the maximum number of shares that may be awarded and provides specific guidelines regarding such awards.

        Eligibility and Limitations on Grants.    All full-time and part-time officers, employees, non-employee directors and other key persons are eligible to participate in the 2008 Plan, subject to the discretion of the administrator.

        Stock Options.    The exercise price of stock options awarded under the 2008 Plan may not be less than the fair market value of the Common Stock on the date of the option grant, except that for a grant of an incentive stock option to any employee who is an owner of more than 10 percent of the voting power of Celldex, the exercise price of stock options awarded under the 2008 Plan may not be less than 110% of the fair market value of the Common Stock on the date of the option grant. The term of each stock option may not exceed 10 years from the date of grant, except that for a grant of an incentive stock option to any employee who is an owner of more than 10 percent of the voting power of Celldex the term of each stock option may not exceed 5 years from the date of grant. The administrator will determine at what time or times each option may be exercised.

        Stock Appreciation Rights.    The administrator may award a stock appreciation right either as a freestanding award or in tandem with a stock option. The administrator may award stock appreciation rights subject to such conditions and restrictions as the administrator may determine.

        Restricted Stock.    The administrator may award shares to participants subject to such conditions and restrictions as the administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with Celldex through a specified restricted period.

        Deferred Stock.    The administrator may award deferred stock units to participants subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with Celldex through a specified restricted period. At the end of the deferral period, the participants shall be paid, to the extent vested, in shares.

        Unrestricted Stock.    The administrator may grant (or sell at par value or for a higher purchase price determined by the Administrator) shares that are free from any restrictions under the 2008 Plan. Unrestricted stock may be issued to participants in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation to be paid to such individuals.

        Cash-Based Awards.    The administrator may in its discretion grant awards entitling the grantee to receive cash-denominated payments and determine the terms and conditions of the cash-based award. Each cash-based award will specify a cash-denominated payment amount, formula or payment ranges as determined by the administrator. Payment with respect to a cash-based award may be made in cash or stock, as the administrator determines.

        Performance Shares.    The administrator may grant performance share awards that entitle the recipient to acquire shares of Common Stock upon the attainment of specified performance goals. The administrator determines the performance goals, performance periods and other terms of any such awards.

        Dividend Equivalent Rights.    The administrator may award a dividend equivalent right either as a freestanding award or in tandem with another award under the 2008 Plan. The administrator may award dividend equivalent rights subject to such conditions and restrictions as the administrator may determine. Dividend equivalents credited to the holder may be paid currently or may be deemed to be reinvested in additional shares of stock, which may thereafter accrue additional equivalents.

        Tax Withholding.    Participants in the 2008 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon any option exercise or vesting of other awards. Subject to approval by the administrator, participants may elect to have the minimum tax withholding obligations satisfied either by authorizing the Company to withhold shares to be issued pursuant to an option exercise or other award, or by transferring to the Company shares having a value equal to the amount of such taxes.

        Change of Control Provisions.    In the event of a merger, sale or dissolution of the Company, or a similar "sale event" (as defined in the 2008 Plan) and upon a "change in control" (as defined in the 2008 Plan) all outstanding awards under the 2008 Plan, unless otherwise provided for in a particular award agreement, will terminate unless the parties to the transaction, in their discretion, provide for assumption, continuation or appropriate substitutions or adjustments of such awards. In addition, all stock options, stock appreciation rights and dividend equivalent rights will automatically become fully exercisable and all other awards with conditions and restrictions relating solely to the passage of time and continued employment or service will be fully vested and not forfeitable. Performance conditions other than the passage of time and continued employment or service with respect to outstanding stock awards will continue to apply as of the effective time of a change in control, except as may be otherwise provided in the relevant award agreement. In the event that the 2008 Plan will be terminated in connection with a sale event, each holder of an option or a stock appreciation right will be permitted to exercise such award for a specified period prior to the consummation of the sale event. The administrator may also provide for a cash payment with respect to outstanding options and stock appreciation rights in exchange for the cancellation of such awards.

        Amendments and Termination.    No awards of incentive stock options may be granted under the 2008 Plan after the 10-year anniversary of the date that the 2008 Plan is approved by the board of directors. No other awards may be granted under the 2008 Plan after the 10-year anniversary of the date that the 2008 Plan is approved by stockholders. In addition, the board of directors may amend or discontinue the 2008 Plan at any time, and the administrator may amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose. No such amendment may adversely affect the rights under any outstanding award without the holder's consent. In the event of a necessary adjustment in connection with a change in our stock or a merger or similar transaction, the administrator may "reprice" or otherwise reduce the exercise price of outstanding stock options or stock appreciation rights without stockholder approval. No other reprice will occur without stockholder approval. Additionally, stockholder approval will be required to amend the 2008 Plan if the administrator determines that this approval is required to ensure that incentive stock options qualify as such under the Code, or that compensation earned under awards qualifies as performance-based compensation under the Code or as required under the applicable securities exchange or market system rules.

Tax Aspects under the Code

        The following is a summary of the principal federal income tax consequences of certain transactions under the 2008 Plan. It does not describe all federal tax consequences under the 2008 Plan, nor does it describe state or local tax consequences.

        Incentive Options.    No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (1) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (2) there will be no deduction for the Company for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

        If shares acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof, and (b) the Company will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares.

        If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above (e.g., if the holding periods described above are not satisfied), the option is treated as a non-qualified option. In addition, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

        Non-Qualified Options.    No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Parachute Payments

        The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as "parachute payments" as defined in Section 280G of the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on the Company's Deductions

        As a result of Section 162(m) of the Code, the Company's deduction for certain awards under the 2008 Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The 2008 Plan is structured to allow grants to qualify as performance-based compensation.

Equity Compensation Plan Information

        The following table summarizes outstanding options under our 2008 Plan and our 2004 Employee Stock Purchase Program, as amended, as well as outstanding options that we have issued to certain of our officers, directors and employees pursuant to plans not approved by security holders as of December 31, 2008.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (c)
Equity compensation plans approved by security holders	1,154,473	$8.46	885,391
Equity compensation plans not approved by security holders	—	—	—
Total	1,154,473	$8.46	885,391

New Plan Benefits

        Incentive awards under the 2008 Plan are subject to the discretion of the Compensation Committee. Therefore, it is generally not possible to determine the incentives awards that will be granted or awarded under the 2008 Plan in the future to any person or the incentive awards that would have been granted or awarded if this amendment to the 2008 Plan had been in effect in the year ended December 31, 2008.

Vote Required

        The affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting will be required to approve the amendment to the 2008 Plan to increase the shares of common stock reserved for issuance thereunder to 3,900,000.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO OUR 2008 STOCK OPTION AND INCENTIVE PLAN.

 PROPOSAL 4: AMEND THE
2004 EMPLOYEE STOCK PURCHASE PLAN

(Proposal No. 4)

        Stockholders are requested in this Proposal 4 to approve the following amendment to our 2004 Employee Stock Purchase Plan (the "Stock Purchase Plan"). As a result of the merger between Celldex and CuraGen in the fourth quarter of 2009, we have an expanded employee base. Approval of the amendment to the Stock Purchase Plan is intended to ensure that we have sufficient shares reserved for issuance under the Stock Purchase Plan to provide incentives to our expanded participant base.

        On October 21, 2009, the Compensation Committee of the Board of Directors approved an amendment to the Stock Purchase Plan, subject to approval at the Annual Meeting by our stockholders, to increase the number of shares reserved for issuance thereunder by 50,000.

        Immediately below is a summary of the existing Stock Purchase Plan and a discussion of the federal income tax consequences of the issuance and exercise of incentives under the Stock Purchase Plan to recipients and to us. This summary of the existing Stock Purchase Plan is qualified entirely by reference to the complete text of the Stock Purchase Plan, a copy of which is attached to this proxy statement as Annexure B.

Description of the Existing Stock Purchase Plan

        Celldex's Board of Directors adopted the Stock Purchase Plan and the stockholders approved the adoption of the Stock Purchase Plan on May 13, 2004. As adopted the Stock Purchase Plan had 12,500 shares of Celldex common stock reserved for issuance thereunder. The number of shares reflects a 1-for-12 reverse stock split effected on March 7, 2008.

        Under the Stock Purchase Plan, eligible employees may authorize Celldex to deduct amounts from their pay, which amounts are used to enable the employees to exercise options (each an "Option") to purchase shares of Celldex common stock. The purpose of the Stock Purchase Plan is to provide Celldex's employees with opportunities to purchase Celldex common stock. The Stock Purchase Plan is an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code").

        The following description of material terms of the Stock Purchase Plan is intended to be a summary only. This summary is qualified in its entirety by the full text of the Stock Purchase Plan, which is attached to this proxy statement as Appendix B.

        The Stock Purchase Plan is administered by Celldex's Board of Directors. The Stock Purchase Plan provides that all employees of Celldex and certain of its subsidiaries whose customary employment is for more than 20 hours per week and more than five months in any calendar year are eligible to participate in the Stock Purchase Plan following sixty days of active employment, provided, however, that persons who are deemed under Section 423(b) of the Code to own five percent (5%) or more of Celldex's voting stock are excluded from participation. The number of employees potentially eligible to participate in the Stock Purchase Plan is currently approximately 8 persons.

        The Stock Purchase Plan provides for two "purchase periods" each year, the first commencing on January 1 of each year and continuing through June 30 of such year, and the second commencing on July 1 of each year and continuing through December 31 of such year. Eligible employees may elect to become participants in the Stock Purchase Plan by enrolling prior to each semi-annual purchase period. Shares are purchased through the accumulation of payroll deductions of not less than one percent (1%) nor more than fifteen percent (15%) of each participant's compensation. The maximum number of shares of common stock that can be purchased under the Stock Purchase Plan during any one calendar year is that number having a fair market value of $25,000 on the first day of the purchase period pursuant to which the shares are purchased. In addition, no participant may purchase more than 250 shares of Common Stock pursuant to the Plan in any calendar year, unless otherwise determined by the Board of Directors. The number of shares to be purchased is determined by dividing the participant's balance in the plan account on the last day of the purchase period by the purchase price per share for the stock. The purchase price per share will be the lower of 85% of the fair market value of the common stock as of either the beginning or ending date of the semi-annual purchase period of shares for the participant's account.

        An Option granted under the Stock Purchase Plan is not transferable by the participant except by will or by the laws of descent and distribution. Employees may cease their participation in the offering at any time during the offering period, and participation automatically ceases on termination of employment.

        The number of shares that are reserved for issuance under the Stock Purchase Plan is subject to adjustment for stock splits and similar events. The proceeds received by Celldex from exercise under the Stock Purchase Plan will be used for the general purposes of Celldex. Shares issued under the Stock Purchase Plan may be from authorized but unissued shares or shares reacquired by Celldex and held in its treasury, or any other proper source.

        The Stock Purchase Plan shall remain in full force and effect until suspended or discontinued by the Board of Directors. The Board of Directors may amend or revise the Stock Purchase Plan at any time and for any purposes permitted by law, and may terminate the Stock Purchase Plan at any time. Any amendment to the Stock Purchase Plan that increases the number of shares available under the Stock Purchase Plan and certain other amendments must be approved by stockholders. No amendment of the Stock Purchase Plan may adversely affect the rights of any recipient of any Option previously granted without such recipient's consent.

Federal Income Tax Considerations under the Stock Purchase Plan

        The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" as defined in Section 423(b) of the Code, which provides that an employee participating in the plan is not required to pay any federal income tax when joining the Stock Purchase Plan or when purchasing the shares of common stock at the end of an offering. The employee is, however, required to pay federal income tax on the difference, if any, between the price at which he or she sells the shares and the price he or she paid for them.

        The following is a summary of the federal income tax consequences resulting from acquiring stock under the Stock Purchase Plan:

        If shares acquired under the Stock Purchase Plan are sold more than two years after the first day of the purchase period pursuant to which the shares were purchased, no taxable income results if the proceeds of the sale are equal to or less than the price paid for the shares. If the proceeds of the sale are higher than the purchase price, the employee will recognize ordinary income for the year in which the sale occurs equal to the lesser of (a) fifteen percent (15%) of the fair market value of the common stock on the first day of the purchase period pursuant to which the shares were purchased or (b) the excess of the amount actually received for the shares over the amount paid. In addition, the employee may recognize long-term capital gain or loss in an amount equal to the difference between the proceeds of the sale and the employee's basis in the shares (i.e., the employee's purchase price plus the amount taxed to the employee as ordinary income). The employee will receive long-term capital gain or loss treatment if he or she has held the shares for at least twelve (12) months. No deduction is allowed to the company.

        If shares acquired under the Stock Purchase Plan are sold within two (2) years of the first day of the purchase period pursuant to which the shares were purchased, the employee will recognize ordinary income equal to the difference between the fair market value of the shares on the exercise date and the employee's purchase price. This amount is reportable as ordinary income even if no profit was realized on the sale of shares or the shares were sold at a loss. Long-term or short-term (depending on the holding period for the shares) capital gain or loss will be recognized in an amount equal to the difference between the proceeds of sale and the employee's basis in the shares. The amount reportable as ordinary income from a sale made within two years of the first day of the purchase period pursuant to which the shares were purchased will generally be allowed as a tax deduction to the company.

Equity Compensation Plan Information

        The following table summarizes outstanding options under our 2008 Plan and our 2004 Employee Stock Purchase Program, as amended, as well as outstanding options that we have issued to certain of our officers, directors and employees pursuant to plans not approved by security holders as of December 31, 2008.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (c)
Equity compensation plans approved by security holders	1,154,473	$8.46	885,391
Equity compensation plans not approved by security holders	—	—	—
Total	1,154,473	$8.46	885,391

New Plan Benefits

        Incentive awards under the 2008 Plan are subject to the discretion of the Compensation Committee. Therefore, it is generally not possible to determine the incentives awards that will be granted or awarded under the 2008 Plan in the future to any person or the incentive awards that would have been granted or awarded if this amendment to the 2008 Plan had been in effect in the year ended December 31, 2008.

Vote Required

        The affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting will be required to approve the amendment to the Stock Purchase Plan to increase the shares of common stock reserved for issuance thereunder to 62,500.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO OUR 2004 EMPLOYEE STOCK PURCHASE PLAN.

 STOCKHOLDER PROPOSALS

Stockholder Proposals for 2010 Annual Meeting

        Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in Celldex's proxy statement and form of proxy for our 2010 annual meeting must be received by Celldex on or before December 21, 2009 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Celldex Therapeutics. Inc., 119 Fourth Avenue, Needham, MA 02494-2725, Attn.: Secretary.

        Our by-laws state that the stockholder must provide timely written notice of such nomination or proposal and supporting documentation as well as be present at such meeting, either in person or by a representative. A stockholder's notice shall be timely received by Celldex at our principal executive office not less than seventy-five (75) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting (the "Anniversary Date"); provided, however, that in the event the annual meeting is scheduled to be held on a date more than thirty (30) days before the Anniversary Date or more than sixty (60) days after the Anniversary Date, a stockholder's notice shall be timely if received by Celldex at our principal executive office not later than the close of business on the later of (1) the seventy-fifth (75th) day prior to the scheduled date of such annual meeting or (2) the fifteenth (15th) day following the day on which such public announcement of the date of such annual meeting is first made by Celldex. Proxies solicited by our Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules and regulations governing the exercise of this authority. Any such proposal shall be mailed to: Celldex Therapeutics. Inc., 119 Fourth Avenue, Needham, Massachusetts 02494-2725, Attn.: Secretary.

ANNUAL REPORT

        Copies of our Annual Report on Form 10-K (including audited financial statements), as amended, filed with the Securities and Exchange Commission may be obtained without charge by writing to Corporate Secretary, Celldex Therapeutics, Inc., 119 Fourth Avenue, Needham, MA 02494. A request for a copy of our Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of our common stock on November 2, 2009. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

        Our audited financial statements for the fiscal year ended December 31, 2008 and certain other related financial and business information are contained in our 2008 Annual Report to Stockholders, which is being made available to our stockholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

OTHER MATTERS

        As of the date of this proxy statement, the Board of Directors does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors
/s/ AVERY W. CATLIN Chief Financial Officer and Secretary

Needham, MA
November 10, 2009

 Annexure A

CELLDEX THERAPEUTICS, INC.

2008 STOCK OPTION AND INCENTIVE PLAN

SECTION 1.    GENERAL PURPOSE OF THE PLAN; DEFINITIONS

        The name of the plan is the Celldex Therapeutics, Inc. 2008 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including consultants and prospective employees) of Celldex Therapeutics, Inc. (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

        The following terms shall be defined as set forth below:

        "Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

        "Administrator" means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

        "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Deferred Stock Awards, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights.

        "Award Agreement" means a written or electronic agreement setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement is subject to the terms and conditions of the Plan.

        "Board" means the Board of Directors of the Company.

        "Cash-Based Award" means an Award entitling the recipient to receive a cash-denominated payment.

        "Change of Control" is defined in Section 20.

        "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

        "Covered Employee" means an employee who is a "Covered Employee" within the meaning of Section 162(m) of the Code.

        "Deferred Stock Award" means an Award of phantom stock units to a grantee.

        "Dividend Equivalent Right" means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

        "Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 22.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

        "Fair Market Value" of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), NASDAQ Capital Market or another national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

        "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

        "Non-Employee Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

        "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

        "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

        "Performance-Based Award" means any Restricted Stock Award, Deferred Stock Award, Performance Share Award or Cash-Based Award granted to a Covered Employee that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code and the regulations promulgated thereunder.

        "Performance Criteria" means the performance criteria used in performance goals governing Performance-based Awards granted to Covered Employees which may include any or all of the following: (i) the Company's return on equity, assets, capital or investment, (ii) pre-tax or after-tax profit levels of the Company or any Subsidiary, a division, an operating unit or a business segment of the Company, or any combination of the foregoing; (iii) cash flow, funds from operations, year-end cash and equivalents balance or similar measure; (iv) total shareholder return; (v) changes in the market price of the Stock; (vi) sales or market share; (vii) earnings per share; (viii) partnerships, collaborations, joint ventures, alliances and similar arrangements involving the Company; (ix) mergers, acquisitions and business combinations of or by the Company; or (x) the Company's rights to intellectual property and scientific discoveries.

        "Performance Cycle" means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee's right to and the payment of a Restricted Stock Award, Deferred Stock Award, Performance Share Award or Cash-Based Award.

        "Performance Goals" means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

        "Performance Share Award" means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified Performance Goals.

        "Restricted Stock Award" means an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant.

        "Sale Event" shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for securities of the successor entity and the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iii) the sale of all of the Stock of the Company to an unrelated person or entity.

        "Sale Price" means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

        "Section 409A" means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

        "Stock" means the Common Stock, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 3.

        "Stock Appreciation Right" means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

        "Subsidiary" means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

        "Ten Percent Owner" means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

        "Unrestricted Stock Award" means an Award of shares of Stock free of any restrictions.

SECTION 2.    ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

        (a)    Administration of Plan.    The Plan shall be administered by the Administrator.

        (b)    Powers of Administrator.    The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

            (i)  to select the individuals to whom Awards may from time to time be granted;

           (ii)  to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

          (iii)  to determine the number of shares of Stock to be covered by any Award;

          (iv)  to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

           (v)  to accelerate at any time the exercisability or vesting of all or any portion of any Award;

          (vi)  subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised; and

         (vii)  at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

        All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

        (c)    Delegation of Authority to Grant Options.    Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator's authority and duties with respect to the granting of Options, to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not Covered Employees. Any such delegation by the Administrator shall include a limitation as to the amount of Options that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan.

        (d)    Award Agreement.    Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award, the provisions applicable in the event employment or service terminates, and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

        (e)    Indemnification.    Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company's articles or bylaws or any directors' and officers' liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

SECTION 3.    STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

        (a)    Stock Issuable.    The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 18,000,000 shares, subject to adjustment as provided in Section 3(b); provided that not more than 4,500,000 shares shall be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards, Deferred Stock Awards or Performance Share Awards. For purposes of this limitation, the shares of Stock underlying the Awards granted under the Plan that are forfeited, canceled or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 4,000,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

        (b)    Changes in Stock.    Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards, Deferred Stock Awards or Performance Share Awards, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

        (c)    Mergers and Other Transactions.    Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable (after taking into account any acceleration hereunder) at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee.

        (d)    Substitute Awards.    The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4.    ELIGIBILITY

        Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.    STOCK OPTIONS

        Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

        Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

        Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable.

        (a)    Exercise Price.    The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

        (b)    Option Term.    The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

        (c)    Exercisability; Rights of a Stockholder.    Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

        (d)    Method of Exercise.    Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award Agreement:

            (i)  In cash, by certified or bank check or other instrument acceptable to the Administrator;

           (ii)  Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that are beneficially owned by the optionee and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date. To the extent required to avoid variable accounting treatment under FAS 123R or other applicable accounting rules, such surrendered shares shall have been owned by the optionee for at least six months; or

          (iii)  By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

  Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

          (iv)  Annual Limit on Incentive Stock Options.    To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6.    STOCK APPRECIATION RIGHTS

        (a)    Exercise Price of Stock Appreciation Rights.    The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

        (b)    Grant and Exercise of Stock Appreciation Rights.    Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

        (c)    Terms and Conditions of Stock Appreciation Rights.    Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator.

SECTION 7.    RESTRICTED STOCK AWARDS

        (a)    Nature of Restricted Stock Awards.    The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

        (b)    Rights as a Stockholder.    Upon execution of the Restricted Stock Award Agreement and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the Restricted Stock Award Agreement. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

        (c)    Restrictions.    Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award

Agreement. Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 18 below, in writing after the Award Agreement is issued if a grantee's employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee's legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

        (d)    Vesting of Restricted Stock.    The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Notwithstanding the foregoing, in the event that any such Restricted Stock granted to employees shall have a performance-based goal, the restriction period with respect to such shares shall not be less than one year, and in the event any such Restricted Stock granted to employees shall have a time-based restriction, the total restriction period with respect to such shares shall not be less than three years; provided, however, that Restricted Stock with a time-based restriction may become vested incrementally over such three-year period. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 18 below, in writing after the Award Agreement is issued, a grantee's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee's termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 7(c) above.

SECTION 8.    DEFERRED STOCK AWARDS

        (a)    Nature of Deferred Stock Awards.    The Administrator shall determine the restrictions and conditions applicable to each Deferred Stock Award at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the grantee executing the Deferred Stock Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Notwithstanding the foregoing, in the event that any such Deferred Stock Award granted to employees shall have a performance-based goal, the restriction period with respect to such Award shall not be less than one year, and in the event any such Deferred Stock Award granted to employees shall have a time-based restriction, the total restriction period with respect to such Award shall not be less than three years; provided, however, that any Deferred Stock Award with a time-based restriction may become vested incrementally over such three-year period. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be settled in the form of shares of Stock. To the extent that a Deferred Stock Award is subject to Section 409A, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.

        (b)    Election to Receive Deferred Stock Awards in Lieu of Compensation.    The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of phantom stock units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.

        (c)    Rights as a Stockholder.    A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of a Deferred Stock Award; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Administrator may determine.

        (d)    Termination.    Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 18 below, in writing after the Award Agreement is issued, a grantee's right in all Deferred Stock Awards that have not vested shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9.    UNRESTRICTED STOCK AWARDS

        Grant or Sale of Unrestricted Stock.    The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.    CASH-BASED AWARDS

        Grant of Cash-Based Awards.    The Administrator may, in its sole discretion, grant Cash-Based Awards to any grantee in such number or amount and upon such terms, and subject to such conditions, as the Administrator shall determine at the time of grant. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Administrator determines.

SECTION 11.    PERFORMANCE SHARE AWARDS

        (a)    Nature of Performance Share Awards.    The Administrator may, in its sole discretion, grant Performance Share Awards independent of, or in connection with, the granting of any other Award under the Plan. The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the Performance Goals, the periods during which performance is to be measured, and such other limitations and conditions as the Administrator shall determine.

        (b)    Rights as a Stockholder.    A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award agreement (or in a performance plan adopted by the Administrator).

        (c)    Termination.    Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 18 below, in writing after the Award agreement is issued, a grantee's rights in all Performance Share Awards shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 12.    PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

        (a)    Performance-Based Awards.    Any employee or other key person providing services to the Company and who is selected by the Administrator may be granted one or more Performance-Based Awards in the form of a Restricted Stock Award, Deferred Stock Award, Performance Share Awards or Cash-Based Award payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Period. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Administrator, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of an individual (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or (iii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions provided however, that the Administrator may not exercise such discretion in a manner that would increase the Performance-Based Award granted to a Covered Employee. Each Performance-Based Award shall comply with the provisions set forth below.

        (b)    Grant of Performance-Based Awards.    With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

        (c)    Payment of Performance-Based Awards.    Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Administrator shall then determine the actual size of each Covered Employee's Performance-Based Award, and, in doing so, may reduce or eliminate the amount of the Performance-Based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

        (d)    Maximum Award Payable.    The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 3,000,000 Shares (subject to adjustment as provided in Section 3(b) hereof).

SECTION 13.    DIVIDEND EQUIVALENT RIGHTS

        (a)    Dividend Equivalent Rights.    A Dividend Equivalent Right may be granted hereunder to any grantee as a component of a Deferred Stock Award, Restricted Stock Award or Performance Share

Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of a Deferred Stock Award, Restricted Stock Award or Performance Share Award may provide that such Dividend Equivalent Right shall be settled upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of a Deferred Stock Award, Restricted Stock Award or Performance Share Award may also contain terms and conditions different from such other Award.

        (b)    Interest Equivalents.    Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

        (c)    Termination.    Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 18 below, in writing after the Award Agreement is issued, a grantee's rights in all Dividend Equivalent Rights or interest equivalents granted as a component of a Deferred Stock Award, Restricted Stock Award or Performance Share Award that has not vested shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 14.    TRANSFERABILITY OF AWARDS

        (a)    Transferability.    Except as provided in Section 14(b) below, during a grantee's lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee's legal representative or guardian in the event of the grantee's incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

        (b)    Administrator Action.    Notwithstanding Section 14(a), the Administrator, in its discretion, may provide either in the Award Agreement regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Awards (other than any Incentive Stock Options) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award.

        (c)    Family Member.    For purposes of Section 14(b), "family member" shall mean a grantee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee's household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

        (d)    Designation of Beneficiary.    Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee's death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee's estate.

SECTION 15.    TAX WITHHOLDING

        (a)    Payment by Grantee.    Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company's obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

        (b)    Payment in Stock.    Subject to approval by the Administrator, a grantee may elect to have the Company's minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 16.    SECTION 409A AWARDS.

        To the extent that any Award is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A (a "409A Award"), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a "separation from service" (within the meaning of Section 409A) to a grantee who is then considered a "specified employee" (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee's separation from service, or (ii) the grantee's death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 17.    TRANSFER, LEAVE OF ABSENCE, ETC.

        For purposes of the Plan, the following events shall not be deemed a termination of employment:

          (a)   a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

          (b)   an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 18.    AMENDMENTS AND TERMINATION

        The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall (a) adversely affect rights under any outstanding Award without the holder's consent or (b) except as provided in Section 3(b) or 3(c), without the prior approval of the Company's stockholders, reduce the exercise price of or otherwise reprice, including through replacement grants, any outstanding Stock Option or Stock Appreciation Right. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 18 shall limit the Administrator's authority to take any action permitted pursuant to Section 3(c).

SECTION 19.    STATUS OF PLAN

        With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 20.    CHANGE OF CONTROL PROVISIONS

        Upon the occurrence of a Change of Control as defined in this Section 20:

          (a)   Except as otherwise provided in the applicable Award agreement, each outstanding Stock Option, Stock Appreciation Right and Dividend Equivalent Right shall automatically become fully exercisable.

          (b)   Except as otherwise provided in the applicable Award Agreement, conditions and restrictions on each outstanding Restricted Stock Award, Deferred Stock Award and Performance Share Award which relate solely to the passage of time and continued employment will be removed. Performance or other conditions (other than conditions and restrictions relating solely to the passage of time and continued employment) will continue to apply unless otherwise provided in the applicable Award Agreement.

          (c)   "Change of Control" shall mean the occurrence of any one of the following events:

              (i)  any "Person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 25 percent or more of the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Directors ("Voting Securities") (in such case other than as a result of an acquisition of securities directly from the Company); or

             (ii)  persons who, as of the Effective Date, constitute the Company's Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the

    Effective Date shall be considered an Incumbent Director if such person's election was approved by or such person was nominated for election by either (A) a vote of at least a majority of the Incumbent Directors or (B) a vote of at least a majority of the Incumbent Directors who are members of a nominating committee comprised, in the majority, of Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

            (iii)  the consummation of (A) any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate more than 50 percent of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company; or

            (iv)  the shareholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company.

        Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person to 25 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company), then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 21.    GENERAL PROVISIONS

        (a)    No Distribution.    The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

        (b)    Delivery of Stock Certificates.    Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee's last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee's last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic "book entry" records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of

Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

        (c)    Stockholder Rights.    Until Stock is deemed delivered in accordance with Section 21(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

        (d)    Other Compensation Arrangements; No Employment Rights.    Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

        (e)    Trading Policy Restrictions.    Option exercises and other Awards under the Plan shall be subject to such Company's insider trading policy and procedures, as in effect from time to time.

        (f)    Forfeiture of Awards under Sarbanes-Oxley Act.    If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

SECTION 22.    EFFECTIVE DATE OF PLAN

        This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 23.    GOVERNING LAW

        This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

 ANNEXURE B

CELLDEX THERAPEUTICS, INC.

2004 EMPLOYEE STOCK PURCHASE PLAN

        1.    Purpose.    The purpose of the Celldex Therapuetics, Inc. 2004 Employee Stock Purchase Plan (the "Plan") is to provide eligible employees of Celldex Therapeutics, Inc. (the "Company") and certain of its subsidiaries with opportunities to purchase shares of the Company's common stock, par value $.01 per share (the "Common Stock"). One hundred fifty thousand (150,000) shares of Common Stock in the aggregate have been approved and reserved for this purpose. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and shall be interpreted in accordance with that intent.

        2.    Administration.    The Plan will be administered by the person or persons (the "Administrator") appointed by the Company's Board of Directors (the "Board") for such purpose. The Administrator has authority to make rules and regulations for the administration of the Plan, and its interpretations and decisions with regard thereto shall be final and conclusive. No member of the Board or individual exercising administrative authority with respect to the Plan shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

        3.    Offerings.    The Company will make one or more offerings to eligible employees to purchase Common Stock under the Plan ("Offerings"). Unless otherwise determined by the Administrator, each Offering will begin on the first business day occurring on or after each January 1 and July 1 and will end on the last business day occurring on or before the following June 30 and December 31, respectively. The Administrator may, in its discretion, designate a different period for any Offering, provided that no Offering shall exceed 27 months in duration or overlap any other Offering.

        4.    Eligibility.    Each individual classified as an employee (within the meaning of Section 3401(c) of the Code and the regulations thereunder) by the Company or a Designated Subsidiary (as defined in Section 12) on the Company's or the Designated Subsidiary's payroll records during the relevant participation period are eligible to participate in any one or more of the Offerings under the Plan, provided that as of the first day of the applicable Offering (the "Offering Date") they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week and more than five months in the calendar year during which the Offering Date occurs or in the calendar year immediately preceding such year, and have completed at least 60 days of employment.

        5.    Participation.    An employee eligible on any Offering Date may participate in such Offering by submitting an enrollment form to his appropriate payroll location at least 15 business days before the Offering Date (or by such other deadline as shall be established for the Offering). The form will (a) state a whole percentage to be deducted from his Compensation (as defined in Section 12) per pay period, (b) authorize the purchase of Common Stock for him in each Offering in accordance with the terms of the Plan and (c) specify the exact name or names in which shares of Common Stock purchased for him are to be issued pursuant to Section 11. An employee who does not enroll in accordance with these procedures will be deemed to have waived his right to participate. Unless an employee files a new enrollment form or withdraws from the Plan, his deductions and purchases will continue at the same percentage of Compensation for future Offerings, provided he remains eligible. Notwithstanding the foregoing, participation in the Plan will neither be permitted nor be denied contrary to the requirements of the Code.

        6.    Employee Contributions.    Each eligible employee may authorize payroll deductions at a minimum of one percent (1%) up to a maximum of fifteen percent (15%) of his Compensation for each pay period. The Company will maintain book accounts showing the amount of payroll deductions made by each participating employee for each Offering. No interest will accrue or be paid on payroll deductions.

        7.    Deduction Changes.    Except as may be determined by the Administrator in advance of an Offering, an employee may not increase or decrease his payroll deduction during any Offering, but may increase or decrease his payroll deduction with respect to the next Offering (subject to the limitations of Section 6) by filing a new enrollment form at least 15 business days before the next Offering Date (or by such other deadline as shall be established for the Offering). The Administrator may, in advance of any Offering, establish rules permitting an employee to increase, decrease or terminate his payroll deduction during an Offering.

        8.    Withdrawal.    An employee may withdraw from participation in the Plan by delivering a written notice of withdrawal to his appropriate payroll location. The employee's withdrawal will be effective as of the next business day. Following an employee's withdrawal, the Company will promptly refund to him his entire account balance under the Plan (after payment for any Common Stock purchased before the effective date of withdrawal). Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Offering, but may enroll in a subsequent Offering in accordance with Section 5.

        9.    Grant of Options.    On each Offering Date, the Company will grant to each eligible employee who is then a participant in the Plan an option ("Option") to purchase on the last day of such Offering (the "Exercise Date"), at the Option Price hereinafter provided for, (a) a number of shares of Common Stock determined by dividing such employee's accumulated payroll deductions on such Exercise Date by the lower of (i) 85% of the Fair Market Value of the Common Stock on the Offering Date, or (ii) 85% of the Fair Market Value of the Common Stock on the Exercise Date, or (b) such other lesser maximum number of shares as shall have been established by the Administrator in advance of the Offering; provided, however, that such Option shall be subject to the limitations set forth below. Each employee's Option shall be exercisable only to the extent of such employee's accumulated payroll deductions on the Exercise Date. The purchase price for each share purchased under each Option (the "Option Price") will be 85% of the Fair Market Value of the Common Stock on the Offering Date or the Exercise Date, whichever is less. In addition, no Participant may purchase more than 500 shares of Common Stock pursuant to the Plan in any calendar year, unless otherwise determined by the Committee.

        Notwithstanding the foregoing, no employee may be granted an option hereunder if such employee, immediately after the option was granted, would be treated as owning stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary (as defined in Section 12). For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee. In addition, no employee may be granted an Option which permits his rights to purchase stock under the Plan, and any other employee stock purchase plan of the Company and its Parents and Subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined on the option grant date or dates) for each calendar year in which the Option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code and shall be applied taking Options into account in the order in which they were granted.

        10.    Exercise of Option and Purchase of Shares.    Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option on such date and shall acquire from the Company such number of whole shares of Common Stock reserved for the purpose of the Plan as his accumulated payroll deductions on such date will purchase at the Option Price, subject to any other limitations contained in the Plan. Any amount remaining in an employee's account at the end of an Offering will be refunded to the employee promptly.

        11.    Issuance of Certificates.    Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or in the name of a broker authorized by the employee to be his, or their, nominee for such purpose.

        12.    Definitions.

          a)    The term "Compensation" means the amount of base pay, prior to salary reduction pursuant to either Sections 125, 132(f) or 401(k) of the Code, but excluding overtime, commissions, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances or travel expenses, income or gains on the exercise of Company stock options, and similar items.

          b)    The term "Designated Subsidiary" means any present or future Subsidiary (as defined below) that has been designated by the Board to participate in the Plan. The Board may so designate any Subsidiary, or revoke any such designation, at any time and from time to time, either before or after the Plan is approved by stockholders.

          c)     The term "Fair Market Value of the Common Stock" on any given date means the fair market value of the Common Stock determined in good faith by the Administrator; provided, however, that if the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), NASDAQ National System or national securities exchange, the determination shall be made by averaging the high and the low asked price on such date. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

          d)    The term "Parent" means a "parent corporation" with respect to the Company, as defined in Section 424(e) of the Code.

          e)    The term "Subsidiary" means a "subsidiary corporation" with respect to the Company, as defined in Section 424(f) of the Code.

        13.    Rights on Termination of Employment.    If a participating employee's employment terminates for any reason before the Exercise Date for any Offering, no payroll deduction will be taken from any pay due and owing to the employee and the balance in his account will be paid to him or, in the case of his death, to his designated beneficiary as if he had withdrawn from the Plan under Section 8. An employee will be deemed to have terminated employment, for this purpose, if the corporation that employs him, having been a Designated Subsidiary, ceases to be a Subsidiary, or if the employee is transferred to any corporation other than the Company or a Designated Subsidiary. An employee will not be deemed to have terminated employment, for this purpose, if the employee is on an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise provides in writing.

        14.    Special Rules.    Notwithstanding anything herein to the contrary, the Administrator may adopt special rules applicable to the employees of a particular Designated Subsidiary, whenever the Administrator determines that such rules are necessary or appropriate for the implementation of the Plan in a jurisdiction where such Designated Subsidiary has employees; provided that such rules are consistent with the requirements of Section 423(b) of the Code. Such special rules may include (by way of example, but not by way of limitation) the establishment of a method for employees of a given Designated Subsidiary to fund the purchase of shares other than by payroll deduction, if the payroll deduction method is prohibited by local law or is otherwise impracticable. Any special rules established pursuant to this Section 14 shall, to the extent possible, result in the employees subject to such rules having substantially the same rights as other participants in the Plan.

        15.    Optionees Not Stockholders.    Neither the granting of an Option to an employee nor the deductions from his pay shall constitute such employee a holder of the shares of Common Stock covered by an Option under the Plan until such shares have been purchased by and issued to him.

        16.    Rights Not Transferable.    Rights under the Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

        17.    Application of Funds.    All funds received or held by the Company under the Plan may be combined with other corporate funds and may be used for any corporate purpose.

        18.    Adjustment in Case of Changes Affecting Common Stock.    In the event of a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for the Plan, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Administrator. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Administrator to give proper effect to such event.

        19.    Amendment of the Plan.    The Board may at any time, and from time to time, amend the Plan in any respect, except that without the approval, within 12 months of such Board action, by the stockholders, no amendment shall be made increasing the number of shares approved for the Plan or making any other change that would require stockholder approval in order for the Plan, as amended, to qualify as an "employee stock purchase plan" under Section 423(b) of the Code.

        20.    Insufficient Shares.    If the total number of shares of Common Stock that would otherwise be purchased on any Exercise Date plus the number of shares purchased under previous Offerings under the Plan exceeds the maximum number of shares issuable under the Plan, the shares then available shall be apportioned among participants in proportion to the amount of payroll deductions accumulated on behalf of each participant that would otherwise be used to purchase Common Stock on such Exercise Date.

        21.    Termination of the Plan.    The Plan may be terminated at any time by the Board. Upon termination of the Plan, all amounts in the accounts of participating employees shall be promptly refunded.

        22.    Governmental Regulations.    The Company's obligation to sell and deliver Common Stock under the Plan is subject to obtaining all governmental approvals required in connection with the authorization, issuance, or sale of such stock.

        The Plan shall be governed by Massachusetts law except to the extent that such law is preempted by federal law.

        23.    Issuance of Shares.    Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

        24.    Tax Withholding.    Participation in the Plan is subject to any minimum required tax withholding on income of the participant in connection with the Plan. Each employee agrees, by entering the Plan, that the Company and its Subsidiaries shall have the right to deduct any such taxes from any payment of any kind otherwise due to the employee, including shares issuable under the Plan.

        25.    Notification Upon Sale of Shares.    Each employee agrees, by entering the Plan, to give the Company prompt notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

        26.    Effective Date and Approval of Shareholders.    The Plan was adopted by the Board of Directors on March 31, 2004 and shall take effect on the date that it is approved by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present.

CELLDEX THERAPEUTICS, INC.

This Proxy is Solicited on Behalf of the Board of Directors

For The Annual Meeting of Stockholders on December 16, 2009

The undersigned hereby appoints Avery W. Catlin and Anthony S. Marucci, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of common stock held of record by the undersigned on November 2, 2009 at the Annual Meeting of Stockholders (the “Meeting”) to be held at Hilton Boston/Dedham Hotel, 25 Allied Drive, Dedham, MA 02026 on December 16, 2009 at 9:00 am. local time, or at any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED HEREIN IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

CELLDEX THERAPEUTICS, INC.

December 16, 2009

Please date, sign and mail your proxy card in the envelope provided as soon as possible!

Please detach along perforated line and mail in the envelope provided

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE FOR ALL OF THE PROPOSALS.

Please Mark Your Vote In Blue Or Black As Shown Here☒

1.	ELECTION OF DIRECTORS	For All	Withhold All	For All Except
		☐	☐	☐
Nominees:	01) Larry Ellberger
02) Anthony S. Marucci
03) Herbert J. Conrad
04) George O. Elston
05) Karen Shoos Lipton
06) Dr. Rajesh B. Parekh
07) Harry H. Penner, Jr.
08) Charles R. Schaller
09) Timothy Shannon

2.               TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2009;

☐FOR   ☐AGAINST

3.               APPROVE AN AMENDMENT TO OUR 2008 STOCK OPTION AND INCENTIVE AWARD PLAN TO INCREASE THE SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER TO 3,900,000.; AND

☐FOR   ☐AGAINST

4.               APPROVE AN AMENDMENT TO OUR 2004 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER TO 62,500.

☐FOR   ☐AGAINST

NOTE: IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUALMEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPEPROVIDED. NO POSTAGE NECESSARY IF MAILED WITHIN THE UNITED STATES.

Dated: , 2009
(SIGNATURE)
(SIGNATURE, IF HELD JOINTLY)

NOTE:

Please sign exactly as your name appears hereon and mail it promptly even though you may plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in the partnership name by authorized person.

Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 16, 2009.

Our proxy materials including our Proxy Statement for the 2009 Annual Meeting, 2008 Annual Report to Stockholders (which contains our Annual Report on Form 10-K) and proxy card are available on the Internet at www.proxyvote.com.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To be held on December 16, 2009
ABOUT THE MEETING
PROPOSAL 1: TO ELECT NINE DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED (Proposal No. 1)
Compensation Discussion and Analysis
Summary Compensation Table
Grants of Plan-Based Awards
GRANTS OF PLAN-BASED AWARDS Estimated Future Payments Under Equity Incentive Plan Awards
Outstanding Equity Awards
Option Exercises and Stock Vested
OPTION EXERCISES AND STOCK VESTED
Employment Agreements
Pension Benefits
Nonqualified Deferred Compensation
Potential Payments upon Termination of Employment or Change in Control
Anthony S. Marucci
Avery W. Catlin
Tibor Keler, Ph.D.
Thomas Davis, M.D.
Ronald C. Newbold, Ph.D.
Director Compensation
DIRECTOR COMPENSATION—2008
Compensation Committee Interlocks and Insider Participation
COMPENSATION COMMITTEE REPORT
REPORT OF THE AUDIT COMMITTEE
PROPOSAL 2: RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2009 (Proposal No. 2)
PROPOSAL 3: AMEND THE 2008 STOCK OPTION AND INCNETIVE PLAN (Proposal No. 3)
PROPOSAL 4: AMEND THE 2004 EMPLOYEE STOCK PURCHASE PLAN (Proposal No. 4)
STOCKHOLDER PROPOSALS
OTHER MATTERS
Annexure A CELLDEX THERAPEUTICS, INC. 2008 STOCK OPTION AND INCENTIVE PLAN
ANNEXURE B CELLDEX THERAPEUTICS, INC. 2004 EMPLOYEE STOCK PURCHASE PLAN